EXHIBIT 99.2


                                       GG1


                      Structural and Collateral Term Sheet
                          $2,415,564,000 (approximate)


                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.,
                                  AS DEPOSITOR
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-GG1

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                         Commerzbank AG, New York Branch
                              Mortgage Loan Sellers

                       Wachovia Bank, National Association
                                 Master Servicer

                              Lennar Partners, Inc.
                                Special Servicer

                                   April 2004

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


[GOLDMAN, SACHS & CO. LOGO]                         [RBS GREENWICH CAPITAL LOGO]
                          Co-Lead Bookrunning Managers

BANC OF AMERICA SECURITIES LLC                        CREDIT SUISSE FIRST BOSTON
MORGAN STANLEY                                               WACHOVIA SECURITIES

GCCFC 2004-GG1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
================================================================================

OFFERED CERTIFICATES

                                                                                                              ASSUMED
                                                           APPROX.    APPROX. %     WEIGHTED                   FINAL
                                           CERTIFICATE     CREDIT     OF CUT-OFF    AVERAGE     PRINCIPAL  DISTRIBUTION
    CLASS        S&P     FITCH   MOODYS    BALANCE (1)     SUPPORT   DATE BALANCE   LIFE (2)    WINDOW (2)    DATE (2)    RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------
     A-1         AAA      AAA      Aaa     $23,421,000     14.250%      0.896%        0.59     06/04-06/05     06/05        Fixed
------------------------------------------------------------------------------------------------------------------------------------
     A-2         AAA      AAA      Aaa     $150,541,000    14.250%      5.757%        3.18     06/05-10/08     10/08        Fixed
------------------------------------------------------------------------------------------------------------------------------------
     A-3         AAA      AAA      Aaa     $274,000,000    14.250%     10.478%        4.72     10/08-03/09     03/09        Fixed
------------------------------------------------------------------------------------------------------------------------------------
     A-4         AAA      AAA      Aaa     $296,000,000    14.250%     11.320%        6.09     03/09-02/11     02/11        Fixed
------------------------------------------------------------------------------------------------------------------------------------
     A-5         AAA      AAA      Aaa     $382,000,000    14.250%     14.608%        6.86     02/11-05/11     05/11        Fixed
------------------------------------------------------------------------------------------------------------------------------------
     A-6         AAA      AAA      Aaa     $108,970,000    14.250%      4.167%        8.19     05/11-05/13     05/13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
     A-7         AAA      AAA      Aaa    $1,007,391,000   14.250%     38.524%        9.65     05/13-04/14     04/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
      B           AA      AA       Aa2     $62,106,000     11.875%      2.375%        9.91     04/14-04/14     04/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
      C          AA-      AA-      Aa3     $26,149,000     10.875%      1.000%        9.91     04/14-04/14     04/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
      D           A        A       A2      $52,299,000     8.875%       2.000%        9.91     04/14-04/14     04/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
      E           A-      A-       A3      $32,687,000     7.625%       1.250%        9.93     04/14-05/14     05/14      Fixed (5)
====================================================================================================================================

NON-OFFERED CERTIFICATES

                                                                                                              ASSUMED
                                                           APPROX.     APPROX. %    WEIGHTED                   FINAL
                                           CERTIFICATE     CREDIT     OF CUT-OFF    AVERAGE     PRINCIPAL  DISTRIBUTION
    CLASS        S&P     FITCH   MOODYS    BALANCE (1)     SUPPORT   DATE BALANCE   LIFE (2)    WINDOW (2)    DATE (2)    RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------
    F (3)        BBB+    BBB+     Baa1     $32,687,000     6.375%       1.250%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    G (3)        BBB      BBB     Baa2     $26,150,000     5.375%       1.000%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    H (3)        BBB-    BBB-     Baa3     $39,224,000     3.875%       1.500%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    J (3)        BB+      BB+      Ba1      $6,537,000     3.625%       0.250%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    K (3)         BB      BB       Ba2     $13,075,000     3.125%       0.500%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    L (3)        BB-      BB-      Ba3     $13,075,000     2.625%       0.500%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    M (3)         B+      B+       B1       $9,806,000     2.250%       0.375%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    N (3)         B        B       B2       $9,806,000     1.875%       0.375%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    O (3)         B-      B-       B3       $6,538,000     1.625%       0.250%        9.99     05/14-05/14     05/14      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
    P (3)         NR      NR       NR      $42,493,095     0.000%       1.625%       10.24     05/14-04/19     04/19      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------------
  XP (3, 4)      AAA      AAA      Aaa          NA           NA           NA           NA           NA           NA      Variable IO
------------------------------------------------------------------------------------------------------------------------------------
  XC (3, 4)      AAA      AAA      Aaa    $2,614,955,095     NA           NA           NA           NA           NA      Variable IO
------------------------------------------------------------------------------------------------------------------------------------
  OEA-B1 (3)      NR     BBB-     Baa2         (6)           NA           NA           NA           NA           NA          NA
------------------------------------------------------------------------------------------------------------------------------------
  OEA-B2 (3)      NR     BBB-     Baa3         (6)           NA           NA           NA           NA           NA          NA
------------------------------------------------------------------------------------------------------------------------------------
  OEA-B3 (3)      NR     BBB-      Ba1         (6)           NA           NA           NA           NA           NA          NA
====================================================================================================================================

(1) In the case of each such class, subject to a permitted variance of plus or minus 5%.
(2) As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS - Yield Considerations" in the prospectus supplement.
(3) Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(4) The class XP and class XC certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XP and class XC certificates as described in the prospectus supplement. The interest rate applicable to each component of the class XP and class XC certificates for each payment date will equal the rate specified in the prospectus supplement.
(5) If, with respect to any interest accrual period, the weighted average of the net interest rates on the mortgage loans included in the trust is below the identified initial pass-through rate for the class A6, class A7, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, or class P certificates, as applicable, then the pass-through rate for that class of certificates for that interest accrual period will be that weighted average rate.
(6) The class OEA-B1, class OEA-B2 and class OEA-B3, collectively referred to as the "class OEA-B certificates," which have an aggregate principal balance of $25,000,000, represent an interest in a subordinate note secured by the 111 Eighth Avenue property. The mortgage loan secured by the 111 Eighth Avenue property is evidenced by multiple notes, consisting of multiple senior notes that pay pari passu and two subordinate notes. One of the senior notes and one of the subordinate notes are included as assets of the trust, but only the senior note is included among the pooled mortgage loans. References in this term sheet to the mortgage loans in the trust or the trust mortgage loans include the senior note and the subordinate note that are included in the trust (but not the senior notes or the subordinate note that are not included in the trust). All of the mortgage loans included in the trust, including the senior note secured by the 111 Eighth Avenue property, but not the subordinate note secured by the 111 Eighth Avenue property, are pooled for purposes of distributions to the series 2004-GG1 certificates (other than the class OEA-B certificates). References in this term sheet to the pooled mortgage loans, the mortgage pool, the initial mortgage pool balance and all other financial and statistical information provided herein, unless otherwise indicated, include the pooled senior note secured by the 111 Eighth Avenue property but not the senior notes that are outside the trust and neither the subordinated note in the trust nor the subordinated note outside the trust.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

GENERAL CHARACTERISTICS (1)
Initial mortgage pool balance..................................   $2,614,955,095
Number of mortgage loans.......................................              126
Number of mortgaged properties.................................              184
Percentage of investment grade shadow rated loans..............            16.8%
Weighted average underwritten debt service coverage ratio (2)..             1.65
Maximum underwritten debt service coverage ratio (2)...........             4.26
Minimum underwritten debt service coverage ratio (2)...........             1.19
Weighted average cut-off date loan-to-value ratio (2)..........            69.8%
Maximum cut-off date loan-to-value ratio (2)...................            84.7%
Minimum cut-off date loan-to-value ratio (2)...................             8.3%
Average cut-off date principal balance.........................      $20,753,612
Maximum cut-off date principal balance.........................     $150,000,000
Minimum cut-off date principal balance.........................       $1,595,567
Weighted average mortgage interest rate........................           5.517%
Maximum mortgage interest rate.................................           8.420%
Minimum mortgage interest rate.................................           3.460%
Percentage of initial pool balance of mortgage loans secured by mortgaged real properties occupied by a single tenant
     (certain of such single tenants may have one or more sub-
     tenants at such properties)...............................             2.7%

(1) Unless otherwise noted, references in this term sheet include the senior pari passu notes secured by the 111 Eighth Avenue Property, Wells Fargo Tower Property, 237 Park Avenue Property, Water Tower Place Property, DDR Portfolio Property, 5 Houston Center Property and the 1801 K Street Property in the trust but do not include the related senior pari passu notes that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, the related subordinate note.
(2) For the purpose of calculating underwritten debt service coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage loan that is not in the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES
                                           AGGREGATE CUT-OFF       % OF INITIAL
                    NUMBER OF MORTGAGED      DATE PRINCIPAL       MORTGAGE POOL                      WTD. AVG. CUT-OFF
  PROPERTY TYPE          PROPERTIES             BALANCE              BALANCE        WTD. AVG. DSCR     DATE LTV RATIO
------------------------------------------------------------------------------------------------------------------------
Office                       38                  1,334,987,487        51.1%              1.63              69.5%
Retail                       64                    926,519,683        35.4%              1.72              69.6%
Industrial                   57                    157,337,021         6.0%              1.55              70.0%
Multifamily                  10                     74,956,860         2.9%              1.36              77.0%
Hospitality                   4                     41,808,819         1.6%              1.49              64.5%
Mobile Home Park              6                     38,674,028         1.5%              1.55              74.0%
Self-Storage                  3                     27,671,197         1.1%              1.44              80.8%
Other                         2                     13,000,000         0.5%              2.50              47.4%
                    ----------------------------------------------------------------------------------------------------
                            184                  2,614,955,095       100.0%              1.65              69.8%
------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS

                                           AGGREGATE CUT-OFF       % OF INITIAL
                    NUMBER OF MORTGAGED      DATE PRINCIPAL       MORTGAGE POOL                      WTD. AVG. CUT-OFF
PROPERTY LOCATION        PROPERTIES             BALANCE              BALANCE        WTD. AVG. DSCR     DATE LTV RATIO
------------------------------------------------------------------------------------------------------------------------
New York                     45                    663,483,078        25.4%              1.74              63.1%
California                   25                    574,148,467        22.0%              1.68              71.2%
Texas                        25                    254,347,371         9.7%              1.74              71.4%
Illinois                      7                    179,245,617         6.9%              1.63              69.0%
Virginia                      6                    131,541,100         5.0%              1.49              67.3%
Kentucky                      1                    108,550,000         4.2%              1.39              79.8%
Ohio                          5                     84,487,234         3.2%              1.49              76.2%
Connecticut                   4                     73,814,297         2.8%              1.54              72.9%
Michigan                      6                     66,632,203         2.5%              1.50              75.9%
Georgia                       6                     63,839,610         2.4%              1.64              73.1%
Other States (1)             54                    414,866,117        15.9%              1.60              72.6%
                    ----------------------------------------------------------------------------------------------------
                            184                  2,614,955,095       100.0%              1.65              69.8%
------------------------------------------------------------------------------------------------------------------------

(1) Includes 27 states and Washington DC



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================

CUT-OFF DATE PRINCIPAL BALANCES
                                      AGGREGATE     % OF
                            NUMBER     CUT-OFF     INITIAL
                              OF        DATE       MORTGAGE
  RANGE OF CUT-OFF DATE    MORTGAGE   PRINCIPAL      POOL
       BALANCES ($)         LOANS      BALANCE     BALANCE
-----------------------------------------------------------
   Less than 2,500,001         8      15,957,729     0.6%
  2,500,001 - 5,000,000       31     118,248,742     4.5%
  5,000,001 - 7,500,000       19     117,248,308     4.5%
  7,500,001 - 10,000,000       6      53,981,716     2.1%
 10,000,001 - 12,500,000      17     192,907,283     7.4%
 12,500,001 - 15,000,000       6      84,485,165     3.2%
 15,000,001 - 17,500,000       3      47,381,091     1.8%
 17,500,001 - 20,000,000       2      39,167,152     1.5%
 20,000,001 - 22,500,000       4      86,534,617     3.3%
 22,500,001 - 25,000,000       3      71,635,288     2.7%
 25,000,001 - 50,000,000      13     496,230,032    19.0%
 50,000,001 - 75,000,000       4     256,007,790     9.8%
 75,000,001 - 100,000,000      6     507,120,182    19.4%
100,000,001 - 125,000,000      2     228,550,000     8.7%
125,000,001 - 150,000,000      2     299,500,000    11.5%
                            ----  --------------  -------
                             126   2,614,955,095   100.0%
-----------------------------------------------------------
THE AVERAGE CUT-OFF DATE PRINCIPAL BALANCE IS $20,753,612.


MORTGAGE RATES
                                  AGGREGATE    % OF
                       NUMBER      CUT-OFF    INITIAL
                         OF         DATE     MORTGAGE
 RANGE OF MORTGAGE    MORTGAGE    PRINCIPAL    POOL
     RATES (%)          LOANS    BALANCE ($)  BALANCE
------------------------------------------------------
  Less than 5.249        17      698,706,583   26.7%
   5.250 - 5.499         21      292,180,762   11.2%
   5.500 - 5.749         34      726,271,006   27.8%
   5.750 - 5.999         25      335,952,794   12.8%
   6.000 - 6.249         11      105,119,901    4.0%
   6.250 - 6.499          9      226,298,203    8.7%
   6.500 - 6.749          7       95,587,570    3.7%
   7.000 - 7.249          1      120,000,000    4.6%
   8.250 - 8.499          1       14,838,278    0.6%
                        ---   --------------  ------
                        126    2,614,955,095  100.0%
------------------------------------------------------
THE WEIGHTED AVERAGE MORTGAGE RATE IS 5.517%.


DEBT SERVICE COVERAGE RATIOS

                                  AGGREGATE    % OF
                                   CUT-OFF    INITIAL
                      NUMBER OF     DATE      MORTGAGE
                      MORTGAGE    PRINCIPAL    POOL
   RANGE OF DSCRS       LOANS    BALANCE ($)  BALANCE
------------------------------------------------------
   Less than 1.20         1       19,205,805    0.7%
   1.20 - 1.2999          6      100,788,078    3.9%
   1.30 - 1.3999         29      562,281,485   21.5%
   1.40 - 1.4999         28      469,137,929   17.9%
   1.50 - 1.5999         24      432,632,623   16.5%
   1.60 - 1.6999          6       57,934,599    2.2%
   1.70 - 1.7999          7      158,810,112    6.1%
   1.80 - 1.8999          6      250,012,866    9.6%
   1.90 - 1.9999          3       70,769,605    2.7%
   2.00 - 2.2499         10      388,711,884   14.9%
   2.25 - 2.4999          2       92,727,560    3.5%
   2.50 - 2.7499          1        3,950,000    0.2%
   3.00 - 3.9999          1        1,992,549    0.1%
   4.00 - 4.9999          2        6,000,000    0.2%
                        ---   --------------  ------
                        126    2,614,955,095  100.0%
------------------------------------------------------
THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.65X.


CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                   AGGREGATE    % OF
                                    CUT-OFF    INITIAL
                      NUMBER OF      DATE     MORTGAGE
  RANGE OF CUT-OFF    MORTGAGE     PRINCIPAL    POOL
 DATE LTV RATIOS (%)    LOANS     BALANCE ($)  BALANCE
-------------------------------------------------------
  Less than 50.00          3        7,992,549    0.3%
   50.01 - 55.00           4       13,812,555    0.5%
   55.01 - 60.00          10      397,136,947   15.2%
   60.01 - 65.00          11      541,926,624   20.7%
   65.01 - 70.00          13      251,605,093    9.6%
   70.01 - 75.00          24      433,691,853   16.6%
   75.01 - 80.00          54      818,157,655   31.3%
   80.01 - 86.00           7      150,631,820    5.8%
                         ---   --------------  ------
                         126    2,614,955,095  100.0%
-------------------------------------------------------
THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 69.8%.


AMORTIZATION TYPES

                                   AGGREGATE    % OF
                                    CUT-OFF    INITIAL
                      NUMBER OF      DATE     MORTGAGE
                      MORTGAGE     PRINCIPAL    POOL
 AMORTIZATION TYPE      LOANS     BALANCE ($)  BALANCE
-------------------------------------------------------
     Amortizing           85    1,406,835,283   53.8%
Interest Only, Then       31    1,043,687,708   39.9%
     Amortizing
   Interest Only           7      154,150,000    5.9%
  Fully Amortizing         3       10,282,104    0.4%
                         ---   --------------  ------
                         126    2,614,955,095  100.0%
-------------------------------------------------------

ORIGINAL TERMS TO MATURITY
                                              % OF
                     NUMBER     AGGREGATE    INITIAL
RANGE OF ORIGINAL     OF       CUT-OFF DATE  MORTGAGE
TERMS TO MATURITY   MORTGAGE    PRINCIPAL     POOL
     (MONTHS)        LOANS     BALANCE ($)   BALANCE
------------------------------------------------------
      0 - 60           9       353,254,217    13.5%
     61 - 84          12       630,289,991    24.1%
     85 - 96           2         6,667,388     0.3%
     97 - 108          3        36,805,143     1.4%
    109 - 120         97     1,577,656,253    60.3%
    121 - 180          3        10,282,104     0.4%
                     ---   ---------------   ------
                     126     2,614,955,095   100.0%
------------------------------------------------------
THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS
103 MONTHS.


REMAINING TERMS TO MATURITY
                                              % OF
     RANGE OF        NUMBER     AGGREGATE    INITIAL
 REMAINING TERMS      OF      CUT-OFF DATE   MORTGAGE
   TO MATURITY      MORTGAGE    PRINCIPAL     POOL
     (MONTHS)        LOANS     BALANCE ($)   BALANCE
-----------------------------------------------------
      0 - 60           9       353,254,217    13.5%
     61 - 84          12       630,289,991    24.1%
     85 - 96           2         6,667,388     0.3%
     97 - 108          4        51,643,421     2.0%
    109 - 120         96     1,562,817,975    59.8%
    121 - 180          3        10,282,104     0.4%
                     ---    --------------   ------
                     126     2,614,955,095   100.0%
-----------------------------------------------------
THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS
100 MONTHS.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
================================================================================


ORIGINAL AMORTIZATION TERMS
                                               % OF
                     NUMBER    AGGREGATE     INITIAL
RANGE OF ORIGINAL     OF      CUT-OFF DATE   MORTGAGE
   AMORTIZATION     MORTGAGE   PRINCIPAL      POOL
  TERMS (MONTHS)     LOANS    BALANCE ($)    BALANCE
------------------------------------------------------
  Interest Only         7      154,150,000      5.9%
    151 - 240           8       44,497,641      1.7%
    241 - 360         110    2,367,330,111     90.5%
    601 - 700           1       48,977,343      1.9%
                      ---   --------------    ------
                      126    2,614,955,095    100.0%
------------------------------------------------------
THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS
357 MONTHS.


REMAINING STATED AMORTIZATION TERMS
                                              % OF
     RANGE OF        NUMBER    AGGREGATE    INITIAL
    REMAINING          OF     CUT-OFF DATE  MORTGAGE
   AMORTIZATION     MORTGAGE   PRINCIPAL      POOL
  TERMS (MONTHS)     LOANS    BALANCE ($)    BALANCE
------------------------------------------------------
  Interest Only         7      154,150,000     5.9%
    151 - 240           8       44,497,641     1.7%
    241 - 360         110    2,367,330,111    90.5%
    601 - 700           1       48,977,343     1.9%
                      ---   --------------   ------
                      126    2,614,955,095   100.0%
------------------------------------------------------
THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS
355 MONTHS.


LOCKBOXES
                                              % OF
                     NUMBER     AGGREGATE    INITIAL
                      OF      CUT-OFF DATE   MORTGAGE
                    MORTGAGE    PRINCIPAL      POOL
   LOCKBOX TYPE      LOANS     BALANCE ($)    BALANCE
-------------------------------------------------------
       Hard           39      1,754,772,375    67.1%
       Soft            7        174,094,486     6.7%
-------------------------------------------------------



ESCROW TYPES
                                              % OF
                    NUMBER     AGGREGATE    INITIAL
                      OF      CUT-OFF DATE  MORTGAGE
                   MORTGAGE    PRINCIPAL      POOL
 ESCROW TYPE (1)     LOANS    BALANCE ($)    BALANCE
------------------------------------------------------
TI/LC (2)              71    1,764,947,723    73.0%
Real Estate Tax       107    2,198,035,351    84.1%
Insurance             105    2,164,348,116    82.8%
Replacement Reserve    95    1,850,584,428    70.8%
------------------------------------------------------
(1) Includes initial and ongoing reserves and escrows.

(2) The statistical information for the TI/LC Reserve percentage of initial mortgage pool balance does not include mortgage loans secured by multifamily, hospitality, mobile home park, or self-storage properties.


PREPAYMENT PROVISION SUMMARY
                                              % OF
                     NUMBER     AGGREGATE    INITIAL
                      OF      CUT-OFF DATE   MORTGAGE
                    MORTGAGE    PRINCIPAL     POOL
 PREPAYMENT TYPE     LOANS     BALANCE ($)   BALANCE
------------------------------------------------------
Lockout/Defeasance    118    2,456,982,866    94.0%
Lockout/Greater 1%
or Yield Maintenance    7      112,972,229     4.3%
Lockout/Yield
Maintenance             1       45,000,000     1.7%
                      ---   --------------    -----
                      126    2,614,955,095   100.0%
------------------------------------------------------


MORTGAGE POOL PREPAYMENT PROFILE

                                                                     % OF          % OF
                                  AGGREGATE    % OF REMAINING      REMAINING     REMAINING
                                  REMAINING     MORTGAGE POOL       MORTGAGE     MORTGAGE
                                  PRINCIPAL       BALANCE -       POOL BALANCE     POOL
                   MONTHS SINCE  BALANCE (1)  LOCKOUT/DEFEASANCE    - YIELD      BALANCE -
      DATE         CUT-OFF DATE   (MILLIONS)        (2)           MAINTENANCE      OPEN          % TOTAL
-------------------------------------------------------------------------------------------------------------
     Jun 04              1          2,613          100.0              0.0           0.0           100.0
     Jun 05             13          2,591          100.0              0.0           0.0           100.0
     Jun 06             25          2,566           94.2              5.8           0.0           100.0
     Jun 07             37          2,533           94.2              5.8           0.0           100.0
     Jun 08             49          2,454           94.0              4.2           1.8           100.0
     Jun 09             61          2,135           94.8              5.2           0.0           100.0
     Jun 10             73          2,099           88.4              5.3           6.3           100.0
     Jun 11             85          1,486           92.5              7.5           0.0           100.0
     Jun 12             97          1,429           90.8              7.6           1.6           100.0
     Jun 13            109          1,377           85.8              7.0           7.2           100.0
     Jun 14            121            4            100.0              0.0           0.0           100.0
     Jun 15            133            3            100.0              0.0           0.0           100.0
     Jun 16            145            3            100.0              0.0           0.0           100.0
     Jun 17            157            2            100.0              0.0           0.0           100.0
     Jun 18            169            1             83.7              0.0          16.3           100.0
     Jun 19            181            0              0.0              0.0         100.0           100.0
-------------------------------------------------------------------------------------------------------------

(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement
(2) Mortgage Loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted and, in the case of one mortgage loan, includes a one-month period in which the loan is prepayable together with a yield maintenance charge followed by a period in which prepayments are prohibited, but during which defeasance is permitted.




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

ISSUE TYPE                    Sequential Pay REMIC

CUT-OFF DATE                  All mortgage loan characteristics are based on
                              balances as of the cut-off date of May 1, 2004 after application of all payments due on or before such date (whether or not received). All percentages presented herein are approximate.

MORTGAGE POOL                 The mortgage pool consists of 126 mortgage loans
                              with an aggregate cut-off date balance of $2,614,955,095, subject to a variance of +/- 5%.
                              The mortgage loans are secured by 184 mortgaged real properties located throughout 27 states and the District of Columbia.

DEPOSITOR                     Greenwich Capital Commercial Funding Corp.

MORTGAGE LOAN SELLERS         Greenwich Capital Financial Products, Inc.,
                              Goldman Sachs Mortgage Company and Commerzbank AG,
                              New York Branch

UNDERWRITERS                  Goldman, Sachs & Co. and Greenwich Capital
                              Markets, Inc. as Co-Lead Bookrunning Managers Banc of America Securities LLC, Credit Suisse First
                              Boston LLC, Morgan Stanley & Co. Incorporated and
                              Wachovia Capital Markets, LLC as Co-Managers

TRUSTEE                       LaSalle Bank National Association

FISCAL AGENT                  ABN AMRO Bank N.V.

MASTER SERVICER               Wachovia Bank, National Association

SPECIAL SERVICER              Lennar Partners, Inc.

RATING AGENCIES               Fitch, Inc., Moody's Investors Service, Inc. and
                              Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

DENOMINATIONS                 $25,000 minimum for the offered certificates.

CLOSING DATE                  On or about May 13, 2004

SETTLEMENT TERMS              Book-entry through DTC for all offered
                              certificates.

DETERMINATION DATE            The sixth day of each month, or if such sixth day
                              is not a business day, the next succeeding business day.

PAYMENT DATE                  The tenth day of each month, or if such tenth day
                              is not a business day, the next succeeding business day, provided that the payment date will be at least four business days following the determination date.

INTEREST DISTRIBUTIONS        Each class of offered certificates will be
                              entitled on each payment date to interest accrued at its pass-through rate for such payment date on the outstanding certificate balance of such class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year.
                              Interest will be distributed on each payment date, to the extent of available funds, in sequential order of class designations with class A-1, class
                              A-2, class A-3, class A-4, class A-5, class A-6, class A-7, class XP and class XC ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS       Distributions will be distributed on each payment
                              date, to the extent of available funds, to the class of sequential pay certificates outstanding with the earliest alphabetical/ numerical class designation until its certificate balance is reduced to zero. If, due to losses, the certificate balances of the class B through class
                              P certificates are reduced to zero, payments of principal to the class A-1, class A-2, class A-3 class A-4, class A-5, class A-6 and class A-7 certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class P, class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C and class B certificates, in that order, and then, pro rata, to the class A-1, class A-2, class A-3, class A-4, class A-5, class A-6 and class A-7 certificates.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

PREPAYMENT PREMIUMS AND       Any prepayment premiums or yield maintenance
YIELD MAINTENANCE CHARGES     charges collected will be distributed to
                              certificateholders on the payment date following the collection period in which the prepayment occurred. On each payment date, the holders of any class of offered certificates and class F, class G and class H certificates that is then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of the prepayment premiums or yield maintenance charges net of workout fees and liquidation fees payable from it, multiplied by
                              (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that payment date, and the denominator of which is the Total Principal
                              Payment Amount for that payment date.

                              The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed

                                  o commencing with the initial payment date through and including the payment date in [ ], [ %] to the holders of the class XP certificates and [ %] to the holders of the class XC certificates, and commencing with the payment date in [ ], 100% to the holders of the class XC certificates.

ADVANCES The master servicer and, if it fails to do so, the trustee and, if it fails to do so, the fiscal agent will be obligated to make P&I advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that such advances are deemed recoverable and in the case of P&I advances subject to appraisal reductions that may occur. For some of the mortgage loans that are part of a split loan structure, the master servicer or special servicer of another securitization may make servicing advances for the loans included in our trust.

APPRAISAL REDUCTIONS          An appraisal reduction generally will be created
                              in the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION          The depositor, mortgage loan sellers, master
                              servicer, the special servicer and certain certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans
                              (or fair market value in the case of REO
                              Properties), plus accrued and unpaid interest and certain other additional trust fund expenses, as described in the prospectus supplement. In addition, after the certificate balance of the class A-1 through class E certificates has been reduced to zero, the trust may also be terminated, subject to the consent of the master servicer (in its sole discretion), if all of the remaining series 2004-GG1 certificates (excluding class R-I and class R-II) are held by a single certificateholder, that certificateholder may exchange all of the then outstanding series
                              2004-GG1 certificates (excluding class R-I and class R-II) for the mortgage loans remaining in the trust.

CONTROLLING CLASS             The class of sequential pay certificates (a) which
                              bears the latest alphabetical class designation
                              (other than the class XP, class XC, class R-I and class R-II certificates) and (b) which has a certificate balance greater than 25% of its original certificate balance provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation (other than the class OEA-B, class XP, class XC, class R-I and class R-II certificates);
                              provided, further, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan may have certain consultation or approval rights with respect to servicing matters, as described in the prospectus supplement.

TENANTS References in this term sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be an actual party to that lease. The rated parent may not guarantee the lease.

ERISA The offered certificates are expected to be ERISA eligible.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TRANSACTION TERMS
================================================================================

SMMEA The class A-1, class A-2, class A-3, class A-4, class A-5, class A-6, class A-7, class B and class C certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.























Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TEN LARGEST LOANS
================================================================================

                             NUMBER
                              OF
                            MORTGAGE                    % OF
                             LOANS/      CUT-OFF      INITIAL                                             CUT-OFF     SHADOW
                            MORTGAGED     DATE        MORTGAGE                          LOAN               DATE       RATINGS
                              REAL      PRINCIPAL       POOL    PROPERTY   PROPERTY   BALANCE               LTV    (FITCH/MOODYS
        LOAN NAME          PROPERTIES  BALANCE ($)    BALANCE     TYPE       SIZE      PER SF     DSCR     RATIO       /S&P)
---------------------------------------------------------------------------------------------------------------------------------
885 Third Avenue             1 / 1    $150,000,000      5.7%     Office     544,275     $256      1.85     62.0%
111 Eighth Avenue            1 / 1    $149,500,000      5.7%     Office    2,941,646    $153      2.08     56.3%     A/Baa2/A+
660 Madison Avenue           1 / 1    $120,000,000      4.6%     Office     267,015     $449      1.30     70.6%
Aegon Center                 1 / 1    $108,550,000      4.2%     Office     759,650     $143      1.39     79.8%
Southland Mall               1 / 1    $ 89,861,307      3.4%     Retail    1,011,998     $89      2.39     61.1%    BBB+/Baa1/A
Greensboro Corporate
  Center                     1 / 1    $ 89,000,000      3.4%     Office     433,942     $205      1.47     65.0%
Wells Fargo Tower            1 / 1    $ 86,437,500      3.3%     Office    1,382,326    $181      1.53     69.4%
Deerbrook Mall               1 / 1    $ 84,821,375      3.2%     Retail     461,298     $184      2.07     58.5%   BBB+/Baa2/BBB
Glendale Center              1 / 1    $ 80,000,000      3.1%     Office     695,138     $115      1.83     69.6%
801 Figueroa Tower           1 / 1    $ 77,000,000      2.9%     Office     436,075     $177      1.46     75.1%
                           ------------------------------------------------------------------------------------------------------
                            10 / 10  $1,035,170,182    39.6%                                      1.75     66.1%
---------------------------------------------------------------------------------------------------------------------------------















Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 885 THIRD AVENUE
================================================================================


                                [PICTURE OMITTED]






                                [PICTURE OMITTED]





Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 885 THIRD AVENUE
================================================================================





                               [PICTURE OMITTED]




                               [PICTURE OMITTED]

















Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 885 THIRD AVENUE
================================================================================

------------------------------------------------------------    -----------------------------------------------------------
            PROPERTY INFORMATION                                            MORTGAGE LOAN INFORMATION
                                                                Originator                                          Archon
Number of Mortgaged Real Properties                       1     Cut-off Date Principal Balance                $150,000,000
Location (City/State)                          New York, NY     Cut-off Date Principal Balance PSF/Unit            $255.72
Property Type                                        Office     Percentage of Initial Mortgage Pool Balance           5.7%
Size (sf)                                           586,589     Number of Mortgage Loans                                 1
Percentage Occupancy as of December 31, 2003          97.3%     Type of Security                           Fee & Leasehold
Year Built                                             1986     Mortgage Rate(1)                                     4.53%
Appraisal Value                                $242,000,000     Original Term to Maturity (Months)                      83
Underwritten Occupancy                                96.5%     Original Amortization Term (Months)  IO 35; thereafter 360
Underwritten Revenues                           $33,645,517     Cut-off Date LTV Ratio                              61.98%
Underwritten Total Expenses                     $15,310,235     LTV Ratio at Maturity                               58.20%
Underwritten Net Operating Income (NOI)         $18,332,282     Underwritten DSCR on NOI                              2.04
Underwritten Net Cash Flow (NCF)                $16,624,215     Underwritten DSCR on NCF                              1.85
--------------------------------------------- --------------    -----------------------------------------------------------

(1) The weighted average of the mortgage interest rate on the 885 Third Avenue Loan and the related mezzanine loan is 4.95%. On or prior to the closing date of the securitization in connection with the sale of the mezzanine loan, the interest rate on the mezzanine loan presented below may change and consequently the mortgage interest rate on the 885 Third Avenue Loan will change, as required, to maintain the weighted average interest rate at 4.95%.

o THE LOAN. The mortgage loan (the "885 THIRD AVENUE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 885 Third Avenue, New York, New York (the "885 THIRD AVENUE PROPERTY"). The 885 Third Avenue Loan represents approximately 5.7% of the initial mortgage pool balance. The 885 Third Avenue Loan was originated on March 12, 2004, has an original principal balance and a principal balance as of the cut-off date of $150,000,000, and an interest rate of 4.53%. The 885 Third Avenue Loan facilitated the acquisition of the property.

     The 885 Third Avenue Loan has an initial term of 83 months and a remaining term of 82 months. The 885 Third Avenue Loan requires payments of interest-only for 35 months and then amortizes based on a 360-month schedule. The scheduled maturity date is March 1, 2011. Voluntary prepayment of the 885 Third Avenue Loan is prohibited until the due date in December 2010 and permitted thereafter without penalty. Defeasance with United States government securities is permitted any date after the second anniversary of the securitization closing date.

o THE PROPERTY. The 885 Third Avenue Property is a 34-story, 586,589 sf Class-A office building, located in the Lexington/Third Avenue submarket of midtown Manhattan in New York, NY.

     The 885 Third Avenue Property was built in 1986 by Hines Interest LP and Sterling Equities. As of December 31, 2003, the property was 97.3% leased to approximately 21 tenants. The three largest leases in the building represent 62.3% of the space and include leases to Latham & Watkins (38.5% or 225,620 sf) (the "LATHAM & WATKINS LEASE"), Greenberg Traurig (12.0% or 70,393 sf) (the "GREENBERG TRAURIG LEASE") and MBIA (11.8% or 69,339 sf) (the "MBIA LEASE").


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 885 THIRD AVENUE
================================================================================

         The following table presents certain information relating to the major tenants at the 885 Third Avenue Property:

                                                                                 % OF TOTAL    ANNUALIZED
                                CREDIT                            ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                RATING                    % OF   UNDERWRITTEN   UNDERWRITTEN    BASE RENT
       TENANT NAME        (FITCH/MOODY'S/S&P)  SQ. FT.   SQ. FT.   BASE RENT      BASE RENT   (PER SQ. FT.)   LEASE EXPIRATION
------------------------- -------------------  -------   -------   ---------      ---------   -------------   ----------------
Latham & Watkins               NR/NR/NR        225,620    38.5%    8,148,434        43.3%         36.12           2/28/2006
Bernard Madoff                 NR/NR/NR         61,967    10.6%    1,937,712        10.3%         31.27    12/31/2006 & 1/14/2007
MBIA(1)                        NR/NR/NR         69,339    11.8%    1,733,475         9.2%         25.00           11/30/2008
Greenberg Traurig              NR/NR/NR         70,393    12.0%    1,678,507         8.9%         23.84           6/30/2008
Ropes & Gray                   NR/NR/NR         20,717     3.5%    1,172,645         6.2%         56.60           2/28/2011
Smith Management Company,
   Inc.                        NR/NR/NR         12,672     2.2%      690,624         3.7%         54.50           4/30/2007
Lord, Bissell & Brook          NR/NR/NR         15,429     2.6%      467,589         2.5%         30.31           7/31/2013
M.H. Davidson & Co. Inc.       NR/NR/NR         12,870     2.2%      457,938         2.4%         35.58           2/28/2007
Poten & Partners               NR/NR/NR         14,919     2.5%      391,624         2.1%         26.25           1/31/2008
Unisys Corporation           BBB-/Ba1/BB+       12,870     2.2%      386,100        2.15%         30.00           5/01/2013
TEN LARGEST TENANTS                            516,796    88.1%   17,064,648        90.6%         33.02
Remaining Tenants                               54,207     9.2%    1,775,060         9.4%         32.75
Vacant Space                                    15,586     2.7%            0         0.0%          0.00
                                               -------   ------   ----------       ------
TOTAL ALL TENANTS                              586,589   100.0%   18,839,708       100.0%         32.99

----------------------------------------------------------------------------------------------------------------------------------

(1) MBIA has subleased the entire property obtained under its lease. The leased property is fully occupied and MBIA remains responsible for all of its obligations as tenant under the lease.


     The following table presents certain information relating to the lease rollover schedule at the 885 Third Avenue Property:


                                           LEASE EXPIRATION SCHEDULE (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              ANNUALIZED
                                                                                   ANNUALIZED                UNDERWRITTEN
                            EXPIRING        % OF             CUMULATIVE           UNDERWRITTEN                BASE RENT
YEAR ENDING DECEMBER 31,       GLA        TOTAL GLA         OF TOTAL GLA            BASE RENT                  (PER SF)
------------------------   ----------     ---------         ------------          -------------              -------------
2004                          4,187          0.7%                0.7%                 148,639                   $ 35.50
2005                          2,700          0.5%                1.2%                  89,910                   $ 33.30
2006                        236,090         40.2%               41.4%               8,519,245                   $ 36.08
2007                         91,792         15.6%               57.1%               3,180,945                   $ 34.65
2008                        154,651         26.4%               83.4%               3,803,605                   $ 24.59
2009                          4,156          0.7%               84.1%                 179,331                   $ 43.15
2010                          2,354          0.4%               84.5%                  94,160                   $ 40.00
2011                         21,043          3.6%               88.1%               1,184,645                   $ 56.30
2012                          6,162          1.1%               89.2%                 252,642                   $ 41.00
2013                         47,868          8.2%               97.3%               1,386,586                   $ 28.97
2014 &Thereafter                  0          0.0%               97.3%                       0                      0.00
Vacant                       15,586          2.7%              100.0%                       0                      0.00
                            -------        ------                                  ----------                   -------
Total                       586,589        100.0%                                  18,839,708                   $ 32.99

---------------------------------------
(1) Calculated based on approximate square footage occupied by each tenant.

    o THE BORROWER. The borrower is TST 885 Third, L.L.C., a single-asset, special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 885 Third Avenue Loan. The borrower is indirectly majority owned by Tishman Speyer/Citigroup Alternative Investments NYC Real Estate Venture V, L.P. (which is, in turn, majority owned by the New York City Employees' Retirement System) and Tishman Speyer/Citigroup Alternative Investments U.S. Real Estate Venture V, L.P. Tishman Speyer/Citigroup Alternative Investments NYC Real Estate Venture V, L.P. and Tishman Speyer/Citigroup Alternative Investments U.S. Real Estate Venture V, L.P. guaranteed the non-recourse carve-outs of the Third Avenue Loan.

    o ESCROWS. The loan documents provide for monthly payments of certain escrows of real estate taxes, insurance, tenant improvement and leasing commissions and replacement reserves. At origination the borrower was required to deposit $5,000,000 into a rollover


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 885 THIRD AVENUE
================================================================================

        reserve to be used for certain tenant improvements and leasing commissions. If Latham & Watkins does not deliver notice of renewal of such space by December 2004 for at least a 5 year term, the borrower will be required to deliver or cause to be delivered a letter of credit or guaranty from the guarantors of the non-recourse carve-outs or from another guarantor satisfying certain requirements set forth in the loan agreement, in an amount equal to $15,000,000 less any amount then in the rollover reserve. In the event that Latham & Watkins extends the lease for the 5 year period and does not, prior to the payment date in December 2009, further extend the lease through March 2016, the borrower will be required to deposit all excess cash flow in the lender-controlled account, up to a maximum reserve amount of $15,000,000. Additionally, at origination the borrower deposited $575,000 for certain repairs to be performed with respect to an escalator repair. The borrower is also required to reserve as additional collateral for the loan any lease termination payments applied or other payments received during an 885 Third Avenue Cash Trap Period on account of lease defaults or lease terminations.

    o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all cash revenue received by the borrower or the property manager be deposited into the lender-controlled account (other than tenant security deposits required to be held in escrow accounts) within three business days after receipt. Unless an 885 Third Avenue Cash Trap Period is continuing, on each business day, any amounts in the lender-controlled account, after payment of debt service and required reserves, are swept either to an account specified by the borrower or into a lockbox account established under the mezzanine loan described below. During any 885 Third Avenue Cash Trap Period, all amounts remaining in the lender-controlled account after payment of the ground lease rent, the monthly debt service amount, approved operating expenses, all other required reserves including capital expenditure, leasing commissions and tenant improvements, and the monthly debt payment due on the mezzanine loan are required to be deposited into a low-net operating income reserve account and held as collateral for the loan or applied towards property expenses. After an event of default, all amounts remaining in the lender controlled account after payment of the ground lease rent, the monthly debt service amount, approved operating expenses, all other required reserves including capital expenditure, leasing commissions and tenant improvements and an amount for payment of the property management fees, which under such circumstances cannot exceed 1.5% of operating income plus reimbursables are required to be deposited into a low-net operating income reserve account and held as collateral for the loan. An "885 THIRD AVENUE CASH TRAP PERIOD" is any period for which (1) net operating income is less than 80% of the net operating income as of origination, as measured for any fiscal quarter of the borrower until net operating income is at least 80% of the net operating income as of origination, as measured for any two fiscal quarters of the borrower or (2) an event of default is continuing under the mortgage loan or the mezzanine loan.

    o PROPERTY MANAGEMENT. Tishman Speyer Properties, L.P. is the property manager for the 885 Third Avenue Property. The property manager is affiliated with the borrower. The lender may require the borrower to replace the property manager upon the occurrence and during the continuance of an event of default under the loan agreement. Tishman Speyer Properties, L.P. manages a portfolio of over 52,000,000 sf. Management fees are currently equal to 1.5% of total revenues at the property. The manager also collects a leasing commission equal to a percentage of fixed rent payable by a tenant and capital improvement supervision and coordination fees equal to a percentage of all "hard" costs in connection with any building or tenant improvements.

    o MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the 885 Third Avenue Loan, Goldman Sachs Mortgage Company originated a $35,000,000 mezzanine loan to TST 885 Senior Mezzanine, L.L.C., the 100% owner of the sole member of the borrower. The outstanding principal balance of the mezzanine loan matures on March 1, 2011. As of the cutoff date, the principal balance on the mezzanine loan is $35,000,000. The interest rate under the mezzanine loan is 6.750%. The mezzanine loan is interest-only for 35 months and then amortizes based on a 360-month schedule. The mezzanine loan is subject to certain cash management controls as set forth in the mezzanine loan agreement. The mezzanine loan is secured by a pledge of the equity interests in the mortgage borrower. Pursuant to an intercreditor agreement executed between the mortgage lender and the mezzanine lender, the mezzanine lender possesses the right to cure a default under the mortgage loan documents. In addition, if the mortgage loan has been accelerated, the mortgage lender is taking enforcement action, or the mortgage loan is "specially serviced", the mezzanine lender may purchase the mortgage loan at a price at least equal to the outstanding principal balance of the mortgage loan plus all interest accrued thereon. The mortgage lender may not amend the mortgage loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the mortgage loan, modifies the maturity date, or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the equity interests in the mortgage borrower, which would result in a change of control with respect to the mortgage borrower and could result in a change in the management of the


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 885 THIRD AVENUE
================================================================================

        885 Third Avenue Property. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which generally prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

    o TERRORISM INSURANCE. The loan documents require the borrower to maintain certified terrorism insurance (or if prudent owners of similar properties in Manhattan are then customarily obtaining a broader form of terrorism insurance, such broader form, subject to the 885 Terrorism Maximum Premium) providing casualty, business interruption and liability coverage in an amount at least equal to the replacement cost of the mortgaged property if and to the extent that such coverage is available for the 885 Terrorism Maximum Premium. The "885 TERRORISM MAXIMUM PREMIUM" means the greater of $439,500 and the amount the would cause the cost of annual premiums for all insurance required to be maintained under the loan agreement to exceed $879,000, subject in each case, to an annual premium increase of 4%. The 885 Third Avenue Property is insured against acts of terrorism as part of its all-risks property insurance. The 885 Third Avenue Property is currently insured for the full property coverage of $1,275,000,000 (inclusive of business interruption and rent loss coverage). See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.














Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
================================================================================



                               [PICTURE OMITTED]





                               [PICTURE OMITTED]










Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
================================================================================












                               [PICTURE OMITTED]












Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
================================================================================

--------------------------------------------------------    ----------------------------------------------------------
                 PROPERTY INFORMATION                                     MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                   1     Originator                                           GCFP
Location (City/State)                New York, New York     Cut-off Date Principal Balance               $149,500,000
Property Type                                    Office     Cut-off Date Principal Balance PSF                $152.98
Size (SF)                                     2,941,646     Percentage of Initial Mortgage Pool Balance          5.7%
Percentage Occupancy as of February 28, 2004      90.0%     Number of Mortgage Loans                                1
Year Built/Renovated                          1932/2002     Type of Security                               Fee Simple
Appraisal Value                            $800,000,000     Mortgage Rate                                     5.5093%
Underwritten Occupancy                            92.8%     Original Term to Maturity (Months)  24 IO; 360 thereafter
Underwritten Revenues                      $109,419,139     Original Amortization Term (Months)                   360
Underwritten Total Expenses                 $45,240,912     Cut-off Date LTV Ratio                             56.25%
Underwritten Net Operating Income (NOI)     $64,178,227     LTV Ratio at Maturity                               49.4%
Underwritten Net Cash Flow (NCF)            $63,589,878     Underwritten DSCR on NOI                             2.10
                                                            Underwritten DSCR on NCF                             2.08
                                                            Shadow Ratings (1)                        "A+"/"Baa2"/"A"
--------------------------------------------------------    ----------------------------------------------------------

(1) S&P, Moody's and Fitch have confirmed that the 111 Eighth Avenue Trust Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A+" by S&P, "Baa2" by Moody's and "A" by Fitch.

o THE LOAN. The mortgage loan (the "111 EIGHTH AVENUE POOLED LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the class B office building located at 111 Eighth Avenue, New York, New York (the "111 EIGHTH AVENUE Property"). The 111 Eighth Avenue Pooled Loan represents approximately 5.7% of the initial mortgage pool balance. The 111 Eighth Avenue Pooled Loan was originated on March 4, 2004, has an original principal balance and a principal balance as of the cut-off date of $149,500,000, and an interest rate of 5.50933333333%.

     The 111 Eighth Avenue Pooled Loan is a pari passu interest in the senior portion of a whole mortgage loan (the "111 EIGHTH AVENUE LOAN GROUP") with an original principal balance of $500,000,000. The companion loans to the 111 Eighth Avenue Trust Loans are evidenced by multiple separate notes: (i) six notes (the "111 EIGHTH AVENUE PARI PASSU COMPANION LOANS"), with a principal balance as of the cut-off date of $300,500,000 and an interest rate of 5.5093333333%, which loans are pari passu with the 111 Eighth Avenue Pooled Loan, (ii) one subordinate note (the "111 EIGHTH AVENUE NON-POOLED JUNIOR TRUST LOAN" and together with the 111 Eighth Avenue Pooled Loan, the "111 EIGHTH AVENUE TRUST LOANS"), with a principal balance as of the cut-off date of $25,000,00 and an interest rate of 6.53%, which loan is subordinate to the 111 Eighth Avenue Pooled Loan and the 111 Eighth Avenue Pari Passu Companion Loans and (iii) one subordinate note (the "111 EIGHTH AVENUE JUNIOR COMPANION LOAN," with a principal balance as of the cut-off date of $25,000,000 and an interest rate of 6.53%, which loan is subordinate to the 111 Eighth Avenue Pooled Loan and the 111 Eighth Avenue Pari Passu Companion Loans, but pari passu with the 111 Eighth Avenue Non-Pooled Loan. None of the 111 Eighth Avenue Pari Passu Companion Loans or the 111 Eighth Avenue Junior Companion Loan are assets of the trust. One of the 111 Eighth Avenue Pari Passu Companion Loans is currently held by GCFP and it is anticipated that GCFP will deposit this loan into one or more future securitizations. The other 111 Eighth Avenue Pari Passu Companion Loans and the 111 Eighth Avenue Junior Companion Loan were assigned to Morgan Stanley Mortgage Capital, Inc. ("MSMC") simultaneously with the closing of the 111 Eighth Avenue Loan Group and are currently held by MSMC. It is anticipated that MSMC will deposit these loans into one or more future securitizations. The 111 Eighth Avenue Non-Pooled Junior Trust Loan and the 111 Eighth Avenue Junior Companion Loan provide credit support for the 111 Eighth Avenue Pooled Loan and the 111 Eighth Avenue Pari Passu Companion Loans.

     The 111 Eighth Avenue Pooled Loan and the 111 Eighth Avenue Non-Pooled Junior Trust Loan will be assets of the trust. The holders of the series 2004-GG1 certificates, other than the class OEA-B certificates, will be entitled to receive all amounts received in respect of the 111 Eighth Avenue Pooled Loan. The holders of the class OEA-B certificates will be entitled to receive all amounts received in respect of the 111 Eighth Avenue Non-Pooled Junior Trust Loan.

     The loans comprising the 111 Eighth Avenue Loan Group are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the pooling and servicing agreement. The DSCR and LTV on the 111 Eighth Avenue Pooled Loan are 2.08x and 56.25%, respectively, while the DSCR and LTV on the 111 Eighth Avenue Loan Group are 1.84x and 62.5%, respectively.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
================================================================================

     The 111 Eighth Avenue Pooled Loan has an initial term of 120 months and a remaining term of 119 months. The loans require payment of interest-only for the first 24 months and amortize thereafter based on a 360-month amortization schedule, with required payments of $846,607.27 beginning May 1, 2006. The scheduled maturity date is April 1, 2014. Voluntary prepayment of the 111 Eighth Avenue Loan Group is prohibited until January 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from the earlier of (i) March 1, 2007 and (ii) the date that is two years after the closing date of the last securitization of any portion of the 111 Eighth Avenue Loan Group.

o THE PROPERTY. The 111 Eighth Avenue Property is a 17-story, 2,941,646 sf office building located in the Chelsea submarket of Manhattan, New York. It is the third-largest building in New York City and occupies an entire city block between 8th and 9th Avenues and 15th and 16th Streets. Originally constructed in 1932 as the headquarters of the Port Authority of New York, the building served as the Port Authority's headquarters until 1972, when the Port Authority moved to the then newly-completed World Trade Center. Upon its relocation, the Port Authority sold the building to the Sylvan Lawrence Family, who sold the property in 1998 to Taconic Investment Partners ("TACONIC"). Between 1998 and 2002, Taconic oversaw a $50 million renovation of the building, which positioned the 111 Eighth Avenue Property as the most "connected" building in New York City. The building is directly above the 9th Avenue fiber loop, which connects directly to the Trans-Atlantic cable. As such, it is home to 40 of the world's leading telecommunications providers, including some of the "mission critical" facilities that support the networks that these providers rely on for revenue. On-site parking for the building is available in a 342-space, basement level parking garage.

     As of February 28, 2004, the 111 Eighth Avenue Property was 90.0% leased to 60 tenants. The three largest tenants in the building are Sprint Communications, Inc. (occupies 251,287 sf), Wachovia/Prudential Securities (occupies 187,645 sf) and CT Corporation, a division of CCH Legal Information (occupies 165,635 sf). Sprint Corporation ("SPRINT") (rated "Baa3" by Moody's and "BBB-" by S&P) is the holding company for Sprint FON (NYSE: FON) and Sprint PCS (NYSE: PCS). During fiscal year ending December 2003, Sprint reported consolidated revenues of $26.19 billion. Prudential Securities, the original tenant, was acquired by Wachovia Securities LLC, effective July 2003. Prudential Securities (rated "A3" by Moody's and "A-" by S&P) has been in the building since 1994 and operates a pamphlet and prospectus publishing business from this location. CT Corporation provides statutory representation, business entity and UCC legal services to businesses and law firms. The lease to CT Corporation is guaranteed by Wolters Kluwer (rated "Baa1" by Moody's and "BBB+" by S&P).

         The following table presents certain information relating to the major tenants at the 111 Eighth Avenue Property:

                                                                    % OF TOTAL   ANNUALIZED
                                                       ANNUALIZED   ANNUALIZED  UNDERWRITTEN
                                              % OF    UNDERWRITTEN UNDERWRITTEN   BASE RENT
           TENANT NAME         TENANT NRSF    NRSF     BASE RENT     BASE RENT    (PER SF)      LEASE EXPIRATION
        -----------------      -----------    ----    ------------ ------------ ------------    ----------------
    Sprint Communications        251,287      8.5%      9,406,194      14.6%        37.43    1/1/2005 & 12/31/2014(1)
    CCH Legal Information        165,635      5.6%      4,516,521       7.0%        27.27    8/31/2004 & 2/28/2019(2)
    AboveNet                     123,792      4.2%      4,080,761       6.3%        32.96     6/30/2014 & 9/30/2014
    Bank of New York              75,260      2.6%      3,796,054       5.9%        50.44           9/30/2013
    Deutsch Advertising          137,349      4.7%      3,670,735       5.7%        26.73    12/31/2013 & 5/31/2014(3)
    Barnes & Noble.com            99,696      3.4%      2,781,282       4.3%        27.90           2/28/2015
    TOTAL LARGEST TENANTS        853,019     29.0%     28,251,546      43.8%        33.12
    Remaining Tenants          1,793,725     61.0%     36,290,076      56.2%        20.23
    Vacant Space                 294,902     10.0%
    -----------------------------------------------------------------------------------------
    TOTAL ALL TENANTS          2,941,646    100.0%     64,541,622     100.0%        21.94

    ----------------------------
    (1) Sprint Communications has 23,544 sf expiring in 2005; 227,743 sf expiring in 2014.
    (2) CCH Legal Information has 4,350 sf expiring in 2004; 161,105 sf expires in 2019.
    (3) Deutsche Advertising has 17,995 sf expiring in 2013; 119,354 sf expiring in 2014.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
================================================================================

         The following table presents certain information relating to the lease rollover schedule at the 111 Eighth Avenue Property:

                                                  LEASE EXPIRATION SCHEDULE (1)
    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED
                                                                              ANNUALIZED          % OF         UNDERWRITTEN
        YEAR ENDING          EXPIRING           % OF          CUMULATIVE     UNDERWRITTEN         TOTAL          BASE RENT
        DECEMBER 31,           NRSF          TOTAL NRSF     OF TOTAL NRSF      BASE RENT        BASE RENT        (PER SF)
        ------------           ----          ----------     -------------      ---------        ---------        --------
    2004                      266,981           9.1%              9.1%        5,914,189            9.2%            22.15
    2005                       52,870           1.8%             10.9%        1,119,381            1.7%            21.17
    2006                      197,242           6.7%             17.6%        2,355,008            3.6%            11.94
    2007                       25,064           0.9%             18.4%          304,400            0.5%            12.14
    2008                       79,268           2.7%             21.1%        1,936,358            3.0%            24.43
    2009                      183,631           6.2%             27.4%        4,703,295            7.3%            25.61
    2010                        2,308           0.1%             27.4%           87,418            0.1%            37.88
    2011                      123,343           4.2%             31.6%        2,316,929            3.6%            18.78
    2012                       12,322           0.4%             32.1%          486,855            0.8%            39.51
    2013                      254,626           8.7%             40.7%        7,603,922           11.8%            29.86
    2014  and thereafter    1,449,089          49.3%             90.0%       37,713,865           39.1%            17.42
    Vacant                    294,902          10.0%            100.0%
    --------------------------------------------------------------------------------------------------------------------------
    Total                   2,941,646         100.0%                         64,541,620           80.7%            21.94

     ---------------------------------------
     (1) Calculated based on approximate square footage occupied by each tenant.

     The 111 Eighth Avenue Property benefits from an Industrial and Commercial Incentive Program ("ICIP") tax exemption, valued at $18.9 million as of 2004, which the New York City Department of Finance granted in connection with Taconic's renovation of the 111 Eighth Avenue Property. This exemption continues through the 2007/2008 tax year and then will be gradually reduced to $0 by 2011/2012.

o THE BORROWER. The borrower is 111 Chelsea Commerce LP, a single asset, special purpose, bankruptcy remote entity, whose general partner, Taconic GP Chelsea Holdings LLC, has two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 111 Eighth Avenue Trust Loans. The sponsors of the borrower are: (i) Taconic (owning a 9% interest in the borrower), (ii) Jamestown, a Georgia general partnership ("JAMESTOWN") (owning a 70% interest in the borrower), and (iii) The New York Common Retirement Fund ("NY RETIREMENT FUND") (owning a 21% interest in the borrower).

     Taconic specializes in acquisition, finance, asset management, property leasing, management, and real estate development. They have acquired and developed over 8 million square feet of Class A and Class B office properties in New York, Chicago, Washington, D.C. and Atlanta. The principals of Taconic, Paul Pariser and Charles Bendit, founded the firm in 1997 after over twenty year careers in the New York City brokerage community, most recently as co-heads of Jones Lang Wooton's NY office.

     Jamestown was formed in 1983 as a real estate investment and management company specializing in high-quality commercial real estate. Jamestown provides real estate investment services in the United States, principally for German investors. Since it's inception, Jamestown has formed or participated in more than twenty-four commercial real estate funds and, along with its partners, has acquired over $4 billion of assets with in excess of $1.9 billion in equity. Stephen Zoukis and Christoph Kahl are the principals of Jamestown.

     The NY Retirement Fund is the second largest public pension fund in the nation and represents almost one million member and beneficiaries. As of June 30, 2003, funds under management of the NY Retirement Fund were valued at approximately $105 billion, with approximately 3.1% ($3.3 billion) invested in real estate assets.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance. At closing, the borrower deposited $500,000 in escrow to pay for required repairs at the 111 Eighth Avenue Property and $3,333,333 in escrow to pay for the final two payments to a former tenant at the 111 Eighth Avenue Property, as part of a lease termination agreement with the borrower. Additionally, the borrower is required to make monthly payments of $49,029 to pay for ongoing capital improvements to the 111 Eighth

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
================================================================================

     Avenue Property. At closing, the borrower deposited $29,596,526 for tenant improvements and leasing commissions ("GENERAL TI/LC"). In addition, the loan documents provide for additional TI/LC reserves ("SPECIAL TI/LC") in an amount equal to all excess cash after payment of debt service and monthly required reserves. The Special TI/LC reserves will be funded only in the event that (i) the DSCR (based on actual net cash flow and an assumed constant of 9.5%) at the 111 Eighth Avenue Property is less than 1.00x (and until the 111 Eighth Avenue Property has achieved a DSCR equal to or greater than 1.00x for 2 consecutive calendar quarters) and (ii) the amount on deposit in the General TI/LC reserve is less than $8,000,000. No Special TI/LC reserves are required at any time that the amount on deposit in the General TI/LC reserve is equal to or greater than $8,000,000.

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt. All funds from the lender-controlled account are transferred to the borrower's operating account, unless an event of default is continuing or deposits to the Special TI/LC are required. During the continuance of an event of default or if deposits for the Special TI/LC are required, funds in the lock box will be swept on a daily basis into an account controlled by the lender and applied to pay debt service, operating expenses, and any required reserves under the loan documents. Upon the occurrence and during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt.

o PROPERTY MANAGEMENT. Taconic Management Company LLC (the "Taconic Manager"), an affiliate of the borrower, is the property manager for the 111 Eighth Avenue Property. The lender may replace the property manager upon the occurrence and during the continuance of an event of default under the 111 Eighth Avenue Trust Loans or in the event of the fraud or willful misconduct of the property manager. Thereafter, borrower may not enter into any agreement relating to the management of the 111 Eighth Avenue Property with any party without the express written consent of lender. The Taconic Manager performs all property management, construction management and leasing functions within the company owned portfolio which includes 450 Park Avenue in New York, NY, 600 West Chicago Avenue in Chicago, IL, and AtlantaXchange in downtown Atlanta, GA. The Taconic Manager's forty-person organization is headquartered within 111 Eighth Avenue. The current management fee is 3%, provided that if there is an event of default, management fees in excess of $1,000,000 will not be paid out of property revenues.

o MEZZANINE OR SUBORDINATE INDEBTEDNESS. Other than the 111 Eighth Avenue Non-Pooled Junior Trust Loan and the 111 Eighth Avenue Junior Companion Loan, there is currently no mezzanine or subordinate indebtedness on the 111 Eighth Avenue Pooled Loan.

o OTHER ENCUMBRANCES. In connection with the syndication of limited partnership interests and non-managing member interests in upper-tier Jamestown entities, and as security for certain bridge loans made to those upper-tier Jamestown entities, the loan documents permit liens to be placed upon the right to receive subscription payments, capital contributions and other distributions of such limited partnership interests and non-managing member interests. The loan documents, however, prohibit the creation of any lien that would affect the control or management of the 111 Eighth Avenue borrower or its managing member and the foreclosure of such liens and do not grant the lien holder any intercreditor rights against the holders of the 111 Eighth Avenue Loan Group.

o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the then replacement cost of the 111 Eighth Avenue Property. The 111 Eighth Avenue Property has terrorism coverage as part of its "all-risk" property insurance policy. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the borrower will, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to the lesser of (a) $500,000,000 and (b) the amount that may be purchased for the Maximum Required Premium (hereinafter defined); provided, however, if the insurance premiums payable with respect to such insurance coverage, exceed the Maximum Required Premium, the lender may, at its option (1) purchase the policy, with the borrower paying only the portion of the insurance premiums that equals the Maximum Required Premium and lender paying the excess or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to the policy to the Maximum Required Premium. As used herein, the "MAXIMUM REQUIRED PREMIUM" means an amount equal to the greater of (x) 25% of the aggregate insurance premiums payable with respect to all the property insurance coverage for the prior policy year and (y) $1,150,000. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the prospectus supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 660 MADISON AVENUE
================================================================================




                               [PICTURE OMITTED]









Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 660 MADISON AVENUE
================================================================================






                                 [MAP OMITTED]







Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 660 MADISON AVENUE
================================================================================

-----------------------------------------------------      -----------------------------------------------------------
                PROPERTY INFORMATION                                       MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                1       Originator                                            GCFP
Location (City/State)             New York, New York       Cut-off Date Principal Balance                $120,000,000
Property Type                                 Office       Cut-off Date Principal Balance PSF                 $449.41
Size (sf)                                    267,015       Percentage of Initial Mortgage Pool Balance           4.6%
Percentage Occupancy as of April               99.0%       Number of Mortgage Loans                                 1
Year Built / Renovated 1, 2004           1956 / 1993       Type of Security                                Fee Simple
Appraisal Value                         $170,000,000       Mortgage Rate                                        7.20%
Underwritten Occupancy                         97.0%       Original Term to Maturity (Months)                     120
Underwritten Revenues                    $18,956,989       Original Amortization Term (Months)  IO 30; 360 thereafter
Underwritten Total Expenses               $6,884,817       Cut-off Date LTV Ratio                              70.59%
Underwritten Net Operating Income (NOI)  $12,072,172       LTV Ratio at Maturity                               64.70%
Underwritten Net Cash Flow (NCF)         $11,402,761       Underwritten DSCR on NOI                           1.38(1)
                                                           Underwritten DSCR on NCF                           1.30(1)
-----------------------------------------------------      -----------------------------------------------------------

(1) DSCR is based on loan payments required during the interest-only period. Amortization begins July 1, 2006, at which time, due to the rolling of rents on expiring tenants to market rents, it is expected that the DSCR on the 660 Madison Avenue Trust Loan and the 660 Madison Avenue Loan Group will be 1.45x and 1.36x, respectively.

o THE LOAN. The mortgage loan (the "660 MADISON AVENUE TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a Class-A office condominium unit in the building located at 660 Madison Avenue, New York, New York (the "660 MADISON AVENUE PROPERTY"). The 660 Madison Avenue Trust Loan represents approximately 4.6% of the initial mortgage pool balance. The 660 Madison Avenue Trust Loan was originated on November 17, 2003, has an original principal balance and a principal balance as of the cut-off date of $120,000,000, and an interest rate of 7.20%. The 660 Madison Avenue Trust Loan is the senior portion of a whole mortgage loan with an original principal balance of $125,000,000. The companion loan to the 660 Madison Avenue Trust Loan is evidenced by a subordinate note (the "660 MADISON AVENUE SUBORDINATE COMPANION LOAN"), with a principal balance as of the cut-off date of $5,000,000 and an initial interest rate of 10.614%, which interest rate will fluctuate over time such that the overall interest rate on the 660 Madison Avenue Loan Group (as defined below) and mezzanine loan (as described below under "--Mezzanine or Subordinate Indebtedness") is 9.00%. The 660 Madison Avenue Subordinate Companion Loan will not be an asset of the trust and is being retained by GCFP. The 660 Madison Avenue Trust Loan and the 660 Madison Avenue Subordinate Companion Loan (together, the "660 MADISON AVENUE LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the 2004-GG1 pooling and servicing agreement. The DSCR and LTV on the 660 Madison Avenue Trust Loan are 1.30x and 70.59% respectively, while the DSCR and LTV on the 660 Madison Avenue Loan Group are 1.22x and 73.53%, respectively. The subject financing facilitated the acquisition of the 660 Madison Avenue Property by the borrower for a purchase price of $160,000,000. Including escrows, reserves and costs of approximately $167,857,635, the borrower invested approximately $22,857,635 of new cash in the project at origination. Upfront reserves in connection with the origination of the 660 Madison Avenue Trust Loan included $354,891.30 for future tenant improvement, leasing commission, and capital costs, as further described below.

     The 660 Madison Avenue Trust Loan has an initial term of 120 months and a remaining term of 115 months. The 660 Madison Avenue Trust Loan requires payments of interest-only for 30 months and then amortizes based on a 360-month schedule with required payments of $814,545.85 beginning July 1, 2006. The scheduled maturity date is December 1, 2013. Voluntary prepayment of the 660 Madison Avenue Trust Loan is prohibited until October 1, 2013 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from June 1, 2006. In addition, the borrower is permitted to pledge obligations (which are not subject to prepayment, call or early redemption and have a long term unsecured debt obligation rating of "AA" or better by S&P and Moody's) as additional collateral for the 600 Madison Avenue Trust Loan and deliver proceeds from such collateral to lender to satisfy a portion of the monthly payments due under the 660 Madison Avenue Trust Loan.

o THE PROPERTY. The 660 Madison Avenue Property is a 13-story office condominium unit, consisting of 267,015 sf of Class-A office space, located above the Barney's flagship store, the other unit in the condominium structure, in the Plaza District on Madison Avenue in Manhattan, New York, NY. The building was built in 1956 and completely renovated in connection with the opening of the Barney's store in 1993, at which time the building was divided into retail and office condominium units. Floor sizes range from 30,045 sf on the 10th floor, to 11,489 sf on the 23rd floor with each plate-loss serving as open terraces for the tenants located on the floors above.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 660 MADISON AVENUE
================================================================================

     As of April 1, 2004, the 660 Madison Avenue Property was 99.0% leased to 28 tenants. The six largest tenants represent 51.3% of the space and include leases to The Corcoran Group (15.6% or 41,566 sf), Gleacher & Company LLC (10.9% or 29,231 sf), Herman Miller, Inc. (8.9% or 23,805 sf), Dolce &
     Gabbana (7.1% or 17,955 sf), Lexington Partners (4.3% or 11,489 sf) and EIM USA (3.7% or 9,969 sf). The Corcoran Group, a Manhattan residential real estate brokerage firm, was founded in 1973 and reports more than $4 billion in transactions annually. The 660 Madison Avenue Property serves as both the Corcoran Group's corporate headquarters and its East Side sales desk. Gleacher & Company LLC subleased its space to a related entity, Gleacher Partners, an investment banking firm concentrating on mergers, acquisitions, restructurings, strategic alliances and financings that has advised clients on over $150 billion of M&A transactions. Herman Miller, Inc. ("BBB" by S&P and "Baa2" by Moody's) designs, manufactures and distributes furnishings and interior products and reported net sales of $1.3 billion in 2003. Dolce & Gabbana, is an international apparel designer and retailer with over 900 employees with boutiques located around the world.

         The following table presents certain information relating to the major tenants at the 660 Madison Avenue Property:

                                                                    % OF TOTAL    ANNUALIZED
                                                       ANNUALIZED   ANNUALIZED   UNDERWRITTEN
                                              % OF    UNDERWRITTEN UNDERWRITTEN   BASE RENT
           TENANT NAME         TENANT NRSF    NRSF     BASE RENT     BASE RENT     (PER SF)       LEASE EXPIRATION
       -------------------     -----------   ------   ------------ ------------- ------------     ----------------
    The Corcoran Group           41,566      15.6%     2,213,240       14.1%        53.25            5/31/2008
    Gleacher & Company LLC(1)    29,231      10.9%     1,404,066        8.9%        48.03            4/30/2010
    Lexington Partners Inc.      11,489       4.3%     1,263,790        8.0%       110.00           5/31/2006
    Herman Miller, Inc.          23,805       8.9%       908,040        5.8%        38.14            12/31/2005
    Dolce & Gabbana USA          19,043       7.1%       888,325        5.7%        46.65      1/31/2005 & 4/30/2007(2)
    Drake Partners LLC           12,431       4.7%       799,081        5.1%        64.28            2/28/2013
    TOTAL LARGEST TENANTS       137,565      51.5%     7,476,542       47.6%        54.35
    Remaining Tenants           126,648      47.4%    $8,239,574       52.4%        65.06
    Vacant Space                  2,802       1.0%
    ----------------------------------------------------------------------------
    TOTAL ALL TENANTS           267,015     100.0%    15,716,117      100.0%

    ---------------------------------------

         (1) Gleacher & Company LLC, under the terms of its lease, has the option to terminate its lease in April 2007 with seven months notice to the borrower.

         (2) Dolce & Gabbana USA has 3,755 sf expiring in 2005; 15,288 sf expiring in 2007.

         The following table presents certain information relating to the lease rollover schedule at the 660 Madison Avenue Property:


                                                  LEASE EXPIRATION SCHEDULE (1)
    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED
                                                                                ANNUALIZED         % OF        UNDERWRITTEN
          YEAR ENDING           EXPIRING          % OF         CUMULATIVE      UNDERWRITTEN       TOTAL          BASE RENT
         DECEMBER 31,             NRSF         TOTAL NRSF     OF TOTAL NRSF     BASE RENT       BASE RENT        (PER SF)
      ------------------        --------       ----------     -------------    ------------     ---------      ------------
    2004                          3,274           1.2%             1.2%           266,940          1.7%            81.53
    2005                         74,088          27.7%            29.0%         4,403,822         28.0%            59.44
    2006                         45,482          17.0%            46.0%         3,014,104         19.2%            66.27
    2007                         29,796          11.2%            57.2%         1,655,994         10.5%            55.58
    2008                         65,618          24.6%            81.7%         3,623,031         23.1%            55.21
    2009                          2,706           1.0%            82.8%           299,987          1.9%           110.86
    2010                         29,231          10.9%            93.7%         1,404,066          8.9%            48.03
    2011                              0           0.0%            93.7%                 0          0.0%             0.00
    2012                              0           0.0%            93.7%                 0          0.0%             0.00
    2013                         10,544           3.9%            97.6%           651,424          4.1%            61.78
    2014 and thereafter           3,474           1.3%            99.0%           155,778          1.0%            44.84
    --------------------------------------------------------------------------------------------------------------------------
    Vacant                        2,802           1.0%           100.0%
    Total                       267,015         100.0%                         15,475,145         98.5%            57.96

    ---------------------------------------
    (1)  Calculated based on approximate square footage occupied by each tenant.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 660 MADISON AVENUE
================================================================================

o RELEASE OF COLLATERAL. The loan documents permit, with the consent of the mezzanine lender, the release of the top two floors of the 660 Madison Avenue Property (the "RELEASE PARCEL") on any payment date from and after June 1, 2006 in connection with the development of a residential condominium unit. To obtain this release, the borrower is required to deposit defeasance collateral with the lender in an amount equal to 125% of the product obtained by multiplying the then outstanding aggregate principal balance of the 660 Madison Avenue Loan Group by 21.84% and provide evidence acceptable to the lender that, among other things, (i) the release will not adversely affect the 660 Madison Avenue Property with respect to, among other things, tenant use and access. Additionally, the borrower is required to deliver letters from the rating agencies confirming that the release will not result in a downgrade or qualification of the ratings of the series 2004-GG1 certificates and an opinion of counsel that the release will not adversely affect the status of the REMIC trust.

o THE BORROWER. The borrower is MAD 660, LLC, a single-asset, special-purpose, bankruptcy-remote entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 660 Madison Avenue Trust Loan. The borrower is directly and indirectly owned by Brener International Group, LLC ("BRENER Intl."). Brener Intl. is owned and controlled by Gabriel Brener and a trust for the benefit of Mr. Brener's family. Mr. Brener guaranteed the non-recourse carveouts of the 660 Madison Avenue Trust Loan. In connection with such guaranty, Mr. Brener is required to maintain $35,000,000 in net worth.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance, condominium common charges and approved operating expenses and provide for collection of replacement reserves. At closing, the borrower deposited $350,676.47 with respect to anticipated re-leasing or renewal costs into a rollover reserve account. The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into a rollover reserve. At closing, the borrower deposited $450,000 with respect to anticipated condominium common charges into a reserve account and, in addition to an ongoing insurance reserve, the borrower deposited $54,281.62, which is an amount equal to one-quarter of the annual insurance premiums estimated to be payable for the renewal of the insurance policies required to be maintained by the condominium board of managers with respect to the building and the common elements of the condominium, into a special insurance reserve. Additionally, the borrower is required to make monthly payments equal to $4,214.83 to pay for ongoing capital improvements to the 660 Madison Avenue Property.

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. On each payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless a "660 Madison Cash Trap Period" (defined below) is continuing. During a 660 Madison Cash Trap Period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below) is required to be deposited into a lender controlled cash collateral account (which amounts are to be held as additional collateral and may be applied to the payment of the debt upon an event of default under the 660 Madison Avenue Trust Loan). A "660 MADISON CASH TRAP PERIOD" will exist if (i) an event of default under the 660 Madison Avenue Loan Group has occurred (and will continue until the event of default has been cured) or (ii) as of the last day of any calendar quarter, the DSCR (based on actual net cash flow and an assumed constant of 9.5%) is less than 0.87x (and will continue until the DSCR has been restored to 0.87x for two consecutive quarterly reported periods).

o PROPERTY MANAGEMENT. BAM Property Management, LLC, the property manager for the 660 Madison Avenue Property (the "PROPERTY MANAGER"), is affiliated with the borrower. The Property Manager has entered into a service agreement with respect to certain management functions for the 660 Madison Avenue Property with Mermel & McLain Management, LLC (the "SUB-MANAGER"). The lender may replace the Property Manager upon the occurrence, and during the continuance, of an event of default under the loan agreement, if the Property Manager is in default under the management agreement, upon the gross negligence, malfeasance or willful misconduct of the Property Manager, or if, at any time during the loan term, the DSCR is less than 0.87x for two consecutive quarterly reporting periods. The lender may replace the Sub-Manager (or terminate the service agreement) upon the occurrence, and during the continuance, of an event of default under the loan agreement, if the Sub-Manager is in default under the service agreement (beyond applicable notice and cure periods), upon the gross negligence, malfeasance or willful misconduct of the Sub-Manager, or if, at any time during the loan term, the DSCR is less than 0.87x for two consecutive quarterly reporting periods. Mermel & McLain Management, LLC is an affiliate of TenantWise, a leasing company located in Manhattan, NY, and is run primarily by M. Myers Mermel, as CEO,


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 660 MADISON AVENUE
================================================================================

     and Caroline McLain, the CFO for both the Property Manager and the Sub-Manager. The Sub-Manager maintains its headquarters on the 10th floor of the 660 Madison Avenue Property. Management fees are equal to 2.5% of total revenues at the 660 Madison Avenue Property. An affiliate of the Property Manager, BAM Leasing Corp. is also entitled to receive a leasing commission equal to a percentage of total rent payable by a tenant under any new or renewal lease. In addition, Mermel & McLain Management, LLC serves as the manager of the building and the condominium common areas.

o MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the 660 Madison Avenue Trust Loan, the mortgage loan seller originated a $20,000,000 mezzanine loan to MAD 660 Mezz, LLC, the sole member of the borrower. The mezzanine loan is coterminous with the 660 Madison Avenue Trust Loan. As of the cutoff date, the principal balance on the mezzanine loan is $20,000,000. The interest rate under the mezzanine loan is 9.00%. The mezzanine loan is interest-only. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. The mezzanine loan was assigned to Brickman 660 Mezzanine Acquisition LLC, which entity executed an intercreditor agreement between it and the senior lender. The mezzanine loan is secured by a pledge of the equity interests in the senior borrower. Under the mezzanine loan documents and the intercreditor agreement, the mezzanine lender has the right to cure a default under the senior loan documents. In addition, if the 660 Madison Avenue Trust Loan has been accelerated or a foreclosure proceeding has been commenced, or the 660 Madison Avenue Trust Loan becomes a "specially serviced mortgage loan" as a result of a monetary event of default under the 660 Madison Avenue Trust Loan documents that the special servicer determines may result in an impairment of the 660 Madison Avenue Trust Loan, then the mezzanine lender may purchase the senior loan at par. The senior lender may not amend the senior loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the senior loan, modifies the maturity date, or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the membership interests in the senior borrower, which would result in a change of control with respect to the senior borrower and could result in a change in the management of the 660 Madison Avenue Property. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the 660 Madison Avenue Property, provided such coverage is available. The 660 Madison Avenue Property is insured for terrorism damage up to $145,000,000 (inclusive of business interruption and rent loss coverage for an 18-month indemnity period). On future annual renewals, the loan documents require terrorism insurance to be maintained subject to premium limits equal to 125% of the aggregate property insurance premiums (inclusive of the insurance premiums for insurance required to be maintained by the condominium board of managers with respect to the building and the common elements of the condominium) for the prior year. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - AEGON CENTER
================================================================================





                               [PICTURE OMITTED]







                               [PICTURE OMITTED]






Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - AEGON CENTER
================================================================================










                                  [MAP OMITTED]












Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - AEGON CENTER
================================================================================

----------------------------------------------------------     -----------------------------------------------------------
                  PROPERTY INFORMATION                                         MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                     1      Originator                                            GCFP
Location (City/State)                Louisville, Kentucky      Cut-off Date Principal Balance                 108,550,000
Property Type                                      Office      Cut-off Date Principal Balance PSF                 $142.89
Size (sf)                                     759,650 (1)      Percentage of Initial Mortgage Pool Balance           4.2%
Percentage Leased as of February 1, 2004            98.5%      Number of Mortgage Loans                                 1
Year Built/Renovated                                 1993      Type of Security                           Fee / Leasehold
Appraisal Value                               136,000,000      Mortgage Rate                                       6.415%
Underwritten Occupancy                               93.0      Original Term to Maturity (Months)                     120
Underwritten Revenues                          17,417,928      Original Amortization Term (Months)  60 IO; 360 thereafter
Underwritten Total Expenses                     5,288,047      Cut-off Date LTV Ratio                              79.82%
Underwritten Net Operating Income (NOI)        12,129,881      LTV Ratio at Maturity                               75.07%
Underwritten Net Cash Flow (NCF)               11,347,061      Underwritten DSCR on NOI                              1.49
                                                               Underwritten DSCR on NCF                              1.39
----------------------------------------------------------     -----------------------------------------------------------

(1) Includes 126,000 sf parking garage

o THE LOAN. The mortgage loan (the "AEGON CENTER LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a 633,650-sf class-A office building in Louisville, Kentucky (the "AEGON CENTER PROPERTY"). The AEGON Center Loan represents approximately 4.2%% of the initial mortgage pool balance. The AEGON Center Loan was originated on March 31, 2004, has an original principal balance and a balance as of the cut-off date of $108,550,000, and an interest rate of 6.415%. The DSCR and LTV on the AEGON Center Loan are 1.39x and 79.82%, respectively. The AEGON Center Loan financing facilitated the acquisition of the AEGON Center Property by the borrower for a purchase price of $132,500,000. Including escrows, reserves and costs of approximately $6,990,000, the borrower invested approximately $21,045,000 of new cash in the project at origination. Upfront reserves included $3,550,000 for construction of a 290-car expansion of the parking garage, as further described below, and $2,421,364 for tenant improvement and leasing commission costs.

     The AEGON Center Loan has an initial and remaining term of 120 months and remaining term of 119 months. The loan requires payments of interest only for 60 months and then amortizes thereafter based on a 360-month amortization schedule, with required monthly payments of $680,053.14 beginning May 1, 2009. The scheduled maturity date is April 1, 2014. Voluntary prepayment of the AEGON Center Loan is prohibited until February 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from June 1, 2006.

o THE PROPERTY. The AEGON Center Property is a 35-story, multi-tenant office tower comprising 633,650 sf, plus a 504-space attached existing parking garage, located in the heart of the Louisville central business district. Completed in 1993, the building contains 633,650 sf of class-A office space and variety of amenities including a car wash, a full-service bank and an art gallery. Investment-grade tenants and subsidiaries of investment-grade companies occupy 51.4% of the property and include AEGON, INVESCO (subsidiary of AMVESCAP), Morgan Stanley, and Morgan Keegan (a subsidiary of Regions Financial Corp.) The borrower has indicated its intention to lease land from the City of Louisville and expand the existing parking garage by 290 spaces. In addition to its 504-space existing garage, the AEGON Center Property also has access to 200 spaces in the Cowger Garage pursuant to an agreement with the city of Louisville (the "COWGER GARAGE PARKING AGREEMENT"), which agreement expires March 31, 2008.

     As of February 1, 2004, the AEGON Center Property is 98.5% leased by 14 tenants. The largest tenant is AEGON, which occupies 247,837 sf (39.1% of NRA). The four largest tenants occupy 76.4% of the total NRA.





Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - AEGON CENTER
================================================================================

         The following table presents certain information relating to the major office tenants at the AEGON Center Property:

                                                                     % OF TOTAL  ANNUALIZED
                                                        ANNUALIZED   ANNUALIZED UNDERWRITTEN
                                              % OF     UNDERWRITTEN UNDERWRITTEN BASE RENT
           TENANT NAME         TENANT NRSF    NRSF      BASE RENT    BASE RENT    (PER SF)      LEASE EXPIRATION
           -----------         -----------    ----      ---------    ---------    --------      ----------------
    AEGON                        247,837      39.1%     5,156,962      43.1%        20.81              (1)
    Frost Brown Todd LLC         115,328      18.2%     2,421,888      20.2%        21.00           7/5/2008
    Stites & Harbison             65,422      10.3%     1,112,174       9.3%        17.00           5/31/2014
    INVESCO - PRIMCO              55,450       8.8%       868,716       7.3%        15.67          6/30/2005 &
                                                                                                  9/30/2009 (2)
    Ernst & Young                 32,791       5.2%       705,007       5.9%        21.50           7/4/2008
    Boehl, Stopher, Graves &      37,658       5.9%       557,730       4.7%        14.81
       Deindorfer                                                                                   4/18/2005
    TOTAL LARGEST TENANTS        554,486      87.5%    10,822,477      90.4%        19.52
    Remaining Tenants             69,794      11.0%    $1,144,634       9.6%        16.40
    Vacant Space                   9,370       1.5%
    -------------------------- ------------ ---------- ------------ ------------
    TOTAL ALL TENANTS            633,650     100.0%    11,967,111     100.0%

    ----------------------------
    (1)  AEGON has 19,750 sf expiring 12/31/2005, 68,897 sf expiring 12/31/2007 and 159,190 sf expiring 12/31/2012

    (2) INVESVO - PRIMCO has 2,272 sf expiring in 2005 and 53,178 sf expiring in 2009.

         The following table presents certain information relating to the office lease rollover schedule at the AEGON Center Property:

                          LEASE EXPIRATION SCHEDULE (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      ANNUALIZED
                                                                                   ANNUALIZED          % OF          UNDERWRITTEN
          YEAR ENDING           EXPIRING           % OF           CUMULATIVE      UNDERWRITTEN         TOTAL          BASE RENT
         DECEMBER 31,             NRSF          TOTAL NRSF      OF TOTAL NRSF       BASE RENT        BASE RENT         (PER SF)
         ------------             ----          ----------      -------------       ---------        ---------         --------
    2004                          7,738             1.2%              1.2%              84,337           0.7%             10.90
    2005                         78,257            12.4%             13.6%           1,308,107          10.9%             16.72
    2006                          9,474             1.5%             15.1%             175,269           1.5%             18.50
    2007                         83,336            13.2%             28.2%           1,565,021          13.1%             18.78
    2008                        152,185            24.0%             52.2%           3,186,532          26.6%             20.94
    2009                         42,864             6.8%             59.0%             615,218           5.1%             14.35
    2010                              0             0.0%             59.0%                   0           0.0%              0.00
    2011                         11,375             1.8%             60.8%             204,750           1.7%             18.00
    2012                        159,190            25.1%             85.9%           3,499,119          29.2%             21.98
    2013                              0             0.0%             85.9%                   0           0.0%              0.00
    2014 and theereafter         79,861            12.6%             98.5%           1,328,759          11.1%             16.64
    Vacant                        9,370             1.5%            100.0%
    ------------------------ ---------------- ---------------- ----------------- ---------------- ---------------- -----------------
    Total                       633,650           100.0%                            11,967,111         100.0%             18.89

    ---------------------------------------
    (1) Calculated based on approximate square footage occupied by each tenant.

o GROUND LEASE. The existing parking garage at the AEGON Center Property is subject to a ground lease (the "AEGON GARAGE GROUND LEASE") with an expiration date of May 6, 2011, which lease may be extended, at the borrower's option, for four successive 20-year periods. Ground rent payments under the AEGON Garage Ground Lease is as follows: (i) fixed rent is $20,000 per year for the first 50 years, and $30,000 per year thereafter and (ii) percentage rent is equal to the amount by which 4.5% of gross parking receipts for a calendar year exceed the base rent for such calendar year. The parcel on which the borrower intends to expand the parking garage will be leased from the City of Louisville.

o THE BORROWER. The borrower, Louisville Trophy LLC, is a single-asset, bankruptcy remote entity with an independent director. Legal counsel to the lender delivered a non-consolidation opinion in connection with the origination of the AEGON Center Loan. The primary sponsors of the borrower are Mark Karasick and Victor Gerstein. Mr. Karasick guaranteed the non-recourse carveouts of the AEGON Center Loan. As of January 31, 2004, Mr. Karasick reported a net worth of $30,185,000 and liquidity of $10,895,000. Mr. Karasick has


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - AEGON CENTER
================================================================================

     been actively involved in real estate investment, ownership and management for nearly 25 years. Victor Gerstein is a practicing attorney with Gerstein, Strauss & Renaldi LLC and was admitted to the New York State bar in 1976.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance and ground lease payments. In addition, the loan documents require the borrower to deposit $92,812 per year for replacement reserves and $633,650 per year for tenant improvements and leasing commissions, payable monthly with debt service. At closing, the borrower deposited $2,421,364 into the tenant improvement and leasing commission reserve account, of which $2,071,364 was deposited to cover current and future landlord obligations to existing tenants and $350,000 was deposited for future leasing expenses. The loan documents also provide for additional springing tenant improvement and leasing commission reserves in the event that AEGON (or any successor or assign) or Frost Brown Todd LLC (or any successor or assign) do not timely exercise their renewal options in 2007 or 2012 (AEGON) and 2008 (Frost Brown Todd LLC). The borrower is also required to deposit any lease termination payments and security deposits applied or other recoveries on account of lease defaults or lease terminations into a leasing reserve.

     In addition to the escrows described above, at closing, $3,550,000 was reserved for the cost of constructing the garage expansion. If construction has not commenced before the earlier of nine months after the borrower has obtained all required construction permits & licenses and August 1, 2005, the lender has the right to (i) apply amounts on deposit in this construction reserve to the purchase of obligations (which are not subject to prepayment, call or early redemption and have a long term unsecured debt obligation rating of "A" or better by S&P), (ii) require the borrower to pledge such collateral to the lender, and (iii) require borrower to deliver proceeds from such collateral to lender to satisfy a portion of the monthly payments due under the AEGON Center Loan, up to $2,550,000. If construction has commenced but is not substantially completed within 12 months thereafter, but in no event later than August 1, 2006, and the failure to complete was due to insufficient funds, excess cash flow from the AEGON Center Property will be swept into the construction reserve until sufficient funds are available to complete the construction. If the failure to complete construction is for reasons other than the availability of sufficient funds, excess cash flow will be swept into the reserve until an amounts sufficient to effectuate the purchase of the obligations described above to make monthly payments under the AEGON Center Loan, up to $2,550,000, as described above, have been deposited therein. See Annex A to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that the borrower and the property manager deposit all rents received by them into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or defaults). Any amounts in the lender-controlled account are swept into a lockbox account established under the mezzanine loan described below, unless one of the following cash trap events occurs:
     (i) an event of default, (ii) if the DSCR of the AEGON Center Property (based upon the actual net cash flow and an assumed debt service constant of 8.5%) is less than 1.00x (the "MINIMUM DSCR REQUIREMENT") for two consecutive quarters, (iii) if the AEGON tenant fails to timely pay all rent (other than de minimus amounts of additional rent only) and all other undisputed amounts due under the AEGON lease beyond any applicable grace periods, or (iv) upon a bankruptcy or insolvency proceedings of the AEGON tenant (or certain of its affiliates). In the event of a trigger caused by failure to meet the Minimum DSCR Requirement, the cash trap will continue until the Minimum DSCR Requirement has been satisfied for two consecutive quarterly reported periods. In the case of a monetary default under the AEGON lease, the cash trap will end if the default has been cured by the AEGON tenant and the AEGON tenant is then current in the payment of all rent and substantially current in the payment of all other amounts due under the lease. In the case of a bankruptcy or insolvency of the AEGON tenant (or certain of its affiliates), the cash trap will end if the space covered by the AEGON lease is re-tenanted to one or more tenants approved by lender or the AEGON lease is affirmed in bankruptcy on the same economic and material terms. A cash trap event also occurs if the AEGON or Frost Brown Todd leasing escrows are triggered or if the expansion of the existing parking garage has not commenced or is not completed in a timely manner, as described under "Escrows" above.

o PROPERTY MANAGEMENT. Hines Interests Limited Partnership manages the AEGON Center Property. Hines Interests Limited Partnership ("HINES INTERESTS") manages over 80 million sf of office space. Hines Interests has been the manager of the AEGON Center Property since it was completed in 1993. A new five-year management agreement was executed on March 31, 2004. The lender may require the replacement of the property manager (i) if an event of default is continuing, (ii) if the manager is in default under the management agreement, or (iii) upon the fraud, gross negligence, malfeasance or willful misconduct of the manager. The management


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - AEGON CENTER
================================================================================

     fee is 3% of the AEGON Center Property's gross revenues, of which 2% of gross revenues is paid to Hines Interests and 1% is paid to the borrower.

o MEZZANINE OR SUBORDINATE INDEBTEDNESS. GCFP originated a $10,000,000 mezzanine loan to Louisville Trophy Mezzanine LLC, the sole member of the borrower (the "MEZZANINE BORROWER"). The mezzanine loan is coterminatus with the AEGON Center Loan. As of the cut-off date, the principal balance of the mezzanine loan is $10,000,000, and the interest rate is 6.415%. The mezzanine loan requires payments of interest only for 60-months and then amortizes thereafter based on a 360-month amortization schedule, with required monthly payments of $62,648.84 beginning May 1, 2009. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. The mezzanine loan is being assigned to an affiate of Loeb Partners Realty LLC, which entity will execute an intercreditor agreement with the senior lender. The mezzanine loan is secured by a pledge of the equity interests in the senior borrower. Under the mezzanine loan documents and the intercreditor agreement, the mezzanine lender has the right to cure a default under the senior loan documents. In addition, if the AEGON Center Loan has been accelerated or a foreclosure proceeding has been commenced, or the AEGON Center Loan becomes a "specially serviced mortgage loan" as a result of a monetary event of default under the AEGON Center Loan documents that the special servicer determines may result in an impairment of the AEGON Center Loan, then the mezzanine lender may purchase the senior loan at par. The senior lender may not amend the senior loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the senior loan, modifies the maturity date, or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the membership interests in the senior borrower, which would result in a change of control with respect to the senior borrower and could result in a change in the management of the AEGON Center Property. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which will prohibit transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

o TERRORISM INSURANCE. The AEGON Center Property is insured against acts of terrorism as part of the blanket $750,000,000 all-risk property insurance policy. The limits on the blanket property policy are $750,000,000 for certified acts as defined under the Terrorism Risk Insurance Act of 2002 ("TRIA ACTS") and $100,000,000 for non-certified acts. Additionally, the blanket excess terrorism policy provides an additional $100,000,000 of coverage for non-TRIA acts. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of replacement cost, provided that such coverage is available. See "Risk Factors--Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SOUTHLAND MALL
================================================================================


            [PHOTO OMITTED]                        [PHOTO OMITTED]


            [PHOTO OMITTED]                        [PHOTO OMITTED]


            [PHOTO OMITTED]                        [PHOTO OMITTED]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SOUTHLAND MALL
================================================================================


                                  [MAP OMITTED]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SOUTHLAND MALL
================================================================================

------------------------------------------------------------    ---------------------------------------------------------
                   PROPERTY INFORMATION                                        MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                       1     Originator                            Archon/Commerzbank
Location (City/State)                           Hayward, CA     Cut-off Date Principal Balance               $89,861,307
Property Type                                        Retail     Cut-off Date Principal Balance PSF                $88.80
Size (sf)                                  1,011,998(owned)     Percentage of Initial Mortgage Pool Balance         3.4%
Percentage Occupancy as of 3/3/2004                   90.7%     Number of Mortgage Loans                               1
Year Built/Renovated                              1964/1985     Type of Security                              Fee Simple
Appraisal Value                                $147,000,000     Mortgage Rate                                      3.62%
Underwritten Occupancy                                90.7%     Original Term to Maturity (Months)                    59
Underwritten Revenues                           $18,709,778     Original Amortization Term (Months)                  360
Underwritten Total Expenses                      $6,086,676     Cut-off Date LTV Ratio                            61.13%
Underwritten Net Operating Income (NOI)         $12,623,102     LTV Ratio at Maturity                             55.30%
Underwritten Net Cash Flow (NCF)                $11,764,995     Underwritten DSCR on NOI                            2.56
                                                                Underwritten DSCR on NCF                            2.39
------------------------------------------------------------    ---------------------------------------------------------

o THE LOAN. The mortgage loan (the "SOUTHLAND MALL LOAN") is evidenced by two notes and is secured by a first mortgage encumbering a Class-B+ regional shopping mall located in Hayward, California (the "SOUTHLAND MALL PROPERTY"). The Southland Loan represents approximately 3.4% of the initial mortgage pool balance. The Southland Mall Loan was originated on March 9, 2004, had an original principal balance of $90,000,000 and a principal balance as of the cut-off date of $89,861,307, and an interest rate of 3.62%. The Southland Mall Loan was jointly originated 50% by Archon Financial, L.P. and 50% by Commerzbank AG, New York Branch ("COMMERZBANK"), and the loan sellers on the Southland Mall Loan are Goldman Sachs Mortgage Company and Commerzbank. The proceeds of the Southland Mall Loans were used to refinance existing debt on the Southland Mall Property.

     The Southland Mall Loan has an initial term of 59 months and a remaining term of 58 months. The loan requires payments of interest and principal based on a 360 month amortization schedule. The scheduled maturity date is the payment date in March 2009. Voluntary prepayment of the Southland Mall Loan is prohibited until the payment date in November 2008 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted any date after the second anniversary of the securitization closing date.

o THE PROPERTY. The Southland Mall Property is a regional shopping mall with 4 anchors and approximately 100 stores with a total gross leasable area of 1,303,998 sf, of which 1,011,998 sf is part of the collateral, including approximately 80,000 sf which Mervyn's is ground leasing. The Southland Mall Property is located in Alameda County, California. The Southland Mall Property is anchored by a 292,000 sf Sears, a 180,642 sf Macy's, a 168,768 sf J.C. Penny and a 98,864 sf Mervyn's. With the exception of the 292,000 sf Sears, the anchors are part of the collateral securing the Southland Mall Loan.

         The following table represents certain information relating to the anchor at the Southland Mall Property:

                                                    CREDIT RATING
                                                      OF PARENT                                             OPERATING
                                                       COMPANY                            COLLATERAL         COVENANT
       ANCHOR             PARENT COMPANY           (FITCH/MIS/S&P)         GLA             INTEREST         EXPIRATION
       ------             --------------           ---------------         ---             --------         ----------
Sears                 Sears, Roebuck, & Co.         BBB+ /Baa1/BBB       292,000              No               N/A
Macy's                Federated Dept Stores, Inc.   BBB+/Baa1/BBB+       180,642             Yes               N/A
J.C. Penney           J.C. Penney Company, Inc.       BB/Ba3/BB+         168,758             Yes            Expired(1)
Mervyn's              Target Corporation               A/A2/A+            98,864             Yes            1/31/2010
                                                                         -------
Total Anchor Tenants                                                     740,264

---------------------------------------
(1)  Expired in 1979.

         Originally built in 1964, the Southland Mall Property was expanded in 1985.

         In-line tenants (with less than 10,000 sf) report average sales of $345 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 11.4% for such in-line space (based on comparable sales, which include tenants that have reported a full year of sales through 12/31/03).



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SOUTHLAND MALL
================================================================================

         Southland Mall is a two-level enclosed mall located on and directly visible from Highway 880. The Southland Mall Property's in-line tenants include Old Navy, Gap/Gap Kids, and Foot Locker and Victoria's Secret. The property has a 500-seat food court with tenants such as Burger King, Sbarro, Subway, and Charley's Steakery. The property's peripheral uses include a convenience center and freestanding retail with tenants such as Albertson's Olive Garden, Rite Aid, Marie Callender's, Applebee's and Wells Fargo Bank. The property is located in the Oakland PMSA, where the 2003 Average Annual Household income was $87,800, and 30.0% of households earn more than $100,000 and the population is 2.5 million.

         The following table presents certain information relating to the major mall shop tenants at the Southland Mall Property:

                              TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL      ANNUALIZED
                                                                     ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                            CREDIT RATING      TENANT               UNDERWRITTEN   UNDERWRITTEN      BASE RENT        LEASE
        TENANT NAME        (FITCH/MOODY'S/S&P)  NRSF     % OF NRSF   BASE RENT       BASE RENT       (PER NRSF)     EXPIRATION
        -----------        ------------------   ----     ---------   ---------       ---------       ----------     ----------
Good Guys                       NR/NR/NR       25,367      2.5%      495,924             5.0%          19.55         1/31/2014
Old Navy                      BB+/Ba3/BB+      22,139      2.2%      420,636             4.2%          19.00         1/31/2006
Ross Dress for Less            NR/NR/BBB       28,580      2.8%      328,668             3.3%          11.50         12/31/2008
Foot Locker                    NR/Ba2/BB+      10,214      1.0%      234,924             2.4%          23.00         1/31/2008
Sam Goody                       NR/NR/NR        8,424      0.8%      229,980             2.3%          27.30         1/31/2005
Albertson's                   BBB/Baa2/BBB     30,000      3.0%      228,000             2.3%           7.60         10/31/2008
Gap/Gap Kids                  BB+/Ba3/BB+       9,222      0.9%      207,492             2.1%          22.50         1/31/2005
Crescent Jewelers               NR/NR/NR        1,389      0.1%      194,460             2.0%         140.00         1/31/2012
Basics/ Basics Plus             NR/NR/NR        7,554      0.8%      181,296             1.8%          24.00         12/31/2006
Golds Gym                       NR/NR/NR       27,500      2.7%      165,000             1.7%           6.00         1/31/2014
TEN LARGEST TENANTS                           170,389     16.8%    2,686,380            27.0%          15.77
                                              -------     -----    ---------
Remaining Owned Tenants                       716,686     70.8%    7,250,808            73.0%          10.12
Vacant Spaces (Owned Space)                   124,923     12.3%            0             0.0%           0.00
                                              -------     -----    ---------           -----
TOTAL ALL OWNED TENANTS                      1,011,998   100.0%    $9,937,188          100.00%        $11.20

---------------------------------------
(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

         The following table presents certain information relating to the lease rollover schedule at the Southland Mall Property:

                                            RETAIL LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------------------------------------------------
                                                                                              % OF TOTAL       ANNUALIZED
                                                     % OF       CUMULATIVE    ANNUALIZED      ANNUALIZED      UNDERWRITTEN
                                         EXPIRING    TOTAL          OF       UNDERWRITTEN    UNDERWRITTEN       BASE RENT
       YEAR ENDING DECEMBER 31,            NRSF        NRSF     TOTAL NRSF     BASE RENT       BASE RENT       (PER NRSF)
       ------------------------            ----        ----     ----------     ---------       ---------       ----------
2004 (includes MTM)                       200,655      19.8%       19.8%       646,284             6.5%             3.22
2005                                       40,705       4.0%       23.8%     1,072,560            10.8%            26.35
2006                                       77,672       7.7%       31.5%     1,359,444            13.7%            17.50
2007                                      208,685      20.6%       52.1%     1,483,356            14.9%             7.11
2008                                      108,137      10.7%       62.8%     1,602,912            16.1%            14.82
2009                                        9,294       0.9%       63.7%       430,248             4.3%            46.29
2010                                       15,544       1.5%       65.3%       273,228             2.7%            17.58
2011                                       13,747       1.4%       66.6%       353,328             3.6%            25.70
2012                                       14,141       1.4%       68.0%       527,160             5.3%            37.28
2013                                       11,911       1.2%       69.2%       450,936             4.5%            37.86
2014 & Thereafter                         186,584      18.4%       87.7%     1,737,732            17.5%             9.31
Vacant                                    124,923      12.3%      100.0%             0             0.0%             0.00
                                        ---------     -----       -----      ----------          -----            ------
TOTAL                                   1,011,998     100.0%      100.0%     $9,937,188          100.0%           $11.20

---------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

     o RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots, which are then vacant, "non-income" producing and unimproved proposed to be transferred to a third party in connection with an


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SOUTHLAND MALL
================================================================================

          expansion or other development of the Southland Mall subject to, among other things, borrower delivering to lender (1) notice of the release and evidence that the release of the parcel will not materially diminish the value of the Southland Mall Property as collateral for the Southland Mall Loan, (2) an opinion of counsel that any REMIC trust that has acquired the Southland Mall Loan will not fail to maintain its status as a REMIC solely as a result of the release and
          (3) written confirmation from each Rating Agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2004-GG1 certificates.

     o The borrower has the one-time right to transfer the Southland Mall Property to a qualified successor borrower, provided there is no continuing default under the Southland Mall Loan, subject to, among other things, (1) execution of an acceptable assumption agreement, (2) satisfactory legal opinions, including a nonconsolidation opinion, and
          (3) if prior to a defeasance, written conformation from each Rating Agency that the documentation relating to the assumption would not cause the downgrade, withdrawal or qualification of then current ratings of any class of the series 2004-GG1 certificates.

     o THE BORROWER. The borrower is Southland Mall, L.P., a single-member, single-purpose, single-asset entity with a general partner that has an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Southland Mall Loan. The general partner of the borrower is Southland Mall, Inc., which is indirectly owned by General Growth Properties, Inc.. General Growth Properties, Inc. is a publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states. There is no guarantor of the non-recourse carve-outs under the Southland Mall Loan.

     o ESCROWS. The loan documents provide during a Southland Cash Sweep Period for certain escrows of real estate taxes, insurance and tenant improvements and leasing commissions (in a maximum amount equal to $551,112) and capital expenditures (in a maximum amount equal to $105,167.80). A "SOUTHLAND CASH SWEEP PERIOD" means the period during the continuance of an event of default under the Southland Mall Loan and/or if the net-operating income of the Southland Mall Property for the prior twelve-month period is less than 85.0% of the net operating income at origination (origination date NOI) as of the end of any fiscal quarter of the borrower until the net-operating income of the Southland Mall Property for the prior twelve-month period is at least equal to 85.0% of the net operating income at origination as of the end of any fiscal quarter of the borrower.

     o LOCK BOX AND CASH MANAGEMENT. The Southland Mall Loan requires a hard lock box. At origination the borrower was required to establish a lender-controlled sweep account. The loan documents require the borrower to direct the tenants to pay their rents directly to the sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account, within two business days after receipt. On each business day that no Southland Cash Sweep Period is continuing, all funds in the sweep account will be remitted to an account specified by the borrower. Within 2 business days of commencement of a Southland Cash Sweep Period, the borrower is required to establish a cash management account into which all funds in the sweep account will be remitted on each business day during a Southland Cash Sweep Period. During the continuance of an Southland Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service, operating expenses and any required reserves under the loan documents and then released to the borrower. In addition, during the continuance of a event of default, all available cash after the payment of the debt service, operating expenses and any required reserves are held as additional collateral for the Southland Mall Loan.

     o PROPERTY MANAGEMENT. The Southland Mall Property may be self-managed or may be managed by certain affiliates of borrower or a manager for whom each Rating Agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of then current ratings of any class of the series 2004-GG1 certificates. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the Southland Mall Loan has occurred and is continuing.

     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit (a) a pledge of direct and indirect equity interests in Permitted Equityholders; (b) a pledge of indirect interest in the borrower to an affiliate of GGP Limited Partnership, provided that, so long as the pledge is outstanding and after any exercise on the pledge (i) the borrower is controlled and at least 50% owned by Permitted Sponsor Equityholders affiliated with General Growth Properties, Inc. and (ii) the pledge by its terms cannot be transferred to any entity that is not an affiliate of General Growth Properties, Inc. without the prior written consent of the lender; (c) a pledge by a Permitted Sponsor Equityholder of its indirect interests in the borrower to entities that meet certain financial and business requirements, in connection with the pledge of all or substantially all of the its assets to secure its direct obligations or


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SOUTHLAND MALL
================================================================================

          debt; (d) the issuance of preferred equity interests, or debt granting the debt holder rights substantially similar to those generally associated with preferred equity, in a Permitted Equityholder; and (e) the pledge of equity interest in the borrower or its general partner or issuance by the borrower or its general partner, or any holder of interests in either of them, of preferred equity, or debt granting similar rights as preferred equity, to any other entity, provided that written Rating Agency confirmation that the action would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2004-GG1 certificates issued has been obtained. "PERMITTED EQUITYHOLDER" means each Permitted Sponsor Equityholder, any other entity that meets certain financial and business requirements and other any entity that obtains written Rating Agency confirmation that such status would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2004-GG1 certificates issued. "PERMITTED SPONSOR EQUITYHOLDER" means the General Growth Properties, Inc., GGP Limited Partnership, GGPLP L.L.C., GGP/Homart Inc., GGP/Homart II LLC, GGP-TRS L.L.C. Price Development Company, Limited Partnership, and GGP Ivanhoe III, Inc. and each other affiliate of General Growth Properties, Inc., that has a net worth of at least $200,000,000.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GREENSBORO CORPORATE
================================================================================


                                [PHOTO OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GREENSBORO CORPORATE
================================================================================


                                 [MAP OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GREENSBORO CORPORATE
================================================================================

-----------------------------------------------------      ----------------------------------------------------------
                PROPERTY INFORMATION                                       MORTGAGE LOAN INFORMATION
                                                           Originator                                           GCFP
Number of Mortgaged Real Properties                1       Cut-off Date Principal Balance                $89,000,000
Location (City/State)                        McLean,       Cut-off Date Principal Balance                    $205.10
                                            Virginia       PSF/Unit
Property Type                                 Office       Percentage of Initial Mortgage Pool Balance          3.4%

Size (sf)                                    433,942       Number of Mortgage Loans                                1
Percentage Occupancy as of January             85.3%       Type of Security                               Fee Simple
26, 2004
Year Built / Renovated                          2000       Mortgage Rate                                      5.679%
Appraisal Value                         $137,000,000       Original Term to Maturity                             120
                                                           (Months)
Underwritten Occupancy                         92.0%       Original Amortization Term                            360
                                                           (Months)
Underwritten Revenues                    $13,172,935       Cut-off Date LTV Ratio                             64.96%
Underwritten Total Expenses               $3,403,064       LTV Ratio at Maturity                              54.57%
Underwritten Net Operating Income         $9,769,871       Underwritten DSCR on NOI                             1.58
(NOI)
Underwritten Net Cash Flow (NCF)          $9,075,089       Underwritten DSCR on NCF                             1.47
-----------------------------------------------------      ----------------------------------------------------------

o THE LOAN. The mortgage loan (the "GREENSBORO CORPORATE CENTER LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the office complex located at 8401 and 8405 Greensboro Drive, McLean, Virginia (the "GREENSBORO CORPORATE CENTER PROPERTY"). The Greensboro Corporate Center Loan represents approximately 3.4% of the initial mortgage pool balance. The Greensboro Corporate Center Loan was originated on April 9, 2004, has an original principal balance and a principal balance as of the cut-off date of $89,000,000, and an interest rate of 5.679% (subject to a temporary increase, as described below under "THE PROPERTY"). The DSCR and LTV on the Greensboro Corporate Center Loan are 1.47x and 64.96%, respectively. The proceeds of the Greensboro Corporate Center Loan were used to refinance an existing loan.

     The Greensboro Corporate Center Loan has an initial and remaining term of 120 months. The loan amortizes based on a 360-month schedule, with required monthly payments of $515,372.59. The scheduled maturity date is May 1, 2014. Voluntary prepayment of the Greensboro Corporate Center Loan is prohibited until February 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from June 1, 2006.

o THE PROPERTY. The Greensboro Corporate Center Property is a two-building, 10-story, Class-A office complex containing a total of 433,902 sf. The buildings are located on top of a three-level parking garage with 1,369 spaces. The buildings were developed in 2000/2001 by Tysons Equity Investors, LLC, an affiliate of the borrower, and the developer of over 2 million sf of office space in McLean, Virginia, over the past 22 years.

     As of January 26, 2004, Greensboro Corporate Center was 99.4% leased. The largest tenant, BMC Software (leases 121,013 sf), physically occupies 28,084 sf and subleases 21,597 sf of its space to Crestline Capital. The remaining 71,332 sf of BMC's space is unoccupied. BMC has in the past and continues to pay its contractual rent obligations on all of its leased space. The borrower is currently negotiating a lease termination with BMC for all of its unoccupied space. The borrower negotiated a replacement lease with a new tenant, Watt, Tieder, Hoffar & Fitzgerald ("WATT, TIEDER"), pursuant to which this tenant will move into 60,994 sf of BMC's unoccupied space. Concurrent with execution of the Watt Tieder lease, the borrower anticipates completing negotiations with BMC and securing a $2,400,000 lease termination fee from BMC, to be used to pay for tenant improvements, leasing commissions and other costs associated with procuring the Watt, Tieder lease.

     The second largest tenant at the Greensboro Corporate Center Property, MITRE (leases 86,166 sf) is expected to take full occupancy of its space on May 11, 2004 and begin paying rent in July 2004. If, as of August 2004, MITRE has not started paying the unabated base rent due under its lease, the interest rate due under the Greensboro Corporate Center Loan will increase 0.25% to 5.929% until MITRE (or a replacement tenant acceptable to the lender) has started paying unabated rent.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GREENSBORO CORPORATE
================================================================================

         The following table presents certain information relating to the major tenants at the Greensboro Corporate Center Property:

                                                                        ANNUALIZED
                                                                       NUNDERWRITTEN % OF TOTAL
                                                            ANNUALIZED   BASE RENT   ANNUALIZED
                                                   % OF     UNDERWRITTE  (PER SQ.    UNDERWRITTEN
            TENANT NAME             SQ. FT.      SQ. FT.    BASE RENT      FT.)       BASE RENT        LEASE EXPIRATION
            -----------             -------      -------    ---------      ----       ---------        ----------------
    MITRE                             86,166       19.9%    2,240,316       26.00       16.5%              9/30/2011
    BMC                               60,019       13.8%    1,785,654       29.75       13.2%     11/30/2008 & 2/1/2011 (1)
    Watt Tieder                       60,994       14.1%    1,646,838       27.00       12.1%              3/1/2016
    IBM/Rational Software             27,975        6.4%    1,100,485       39.34        8.1%              2/28/2010
    Network Appliance                 21,387        4.9%    1,044,018       48.82        7.7%             4/30/2011
    Gartner Group                     21,597        5.0%      773,131       35.80        5.7%              1/31/2006
    TOTAL LARGEST TENANTS            278,138       64.1%    8,590,442       30.89       63.4%
    Remaining Tenants                153,008       35.3%    4,967,556       32.47       36.6%
    Vacant Space                       2,657        0.6%
    -----------------------------------------------------------------------------------------
    TOTAL ALL TENANTS                433,803      100.0%   13,557,998       31.25      100.0%

         ----------------------------
         (1) BMC has 28,084 sf expiring in 2008; 31,935 sf expiring in 2011.

         The following table presents certain information relating to the lease rollover schedule at the Greensboro Corporate Center Property:

                                                 LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               ANNUALIZED
                                                                             ANNUALIZED          % OF         UNDERWRITTEN
       YEAR ENDING         EXPIRING           % OF          CUMULATIVE      UNDERWRITTEN         TOTAL          BASE RENT
       DECEMBER 31,          NRSF          TOTAL NRSF      OF TOTAL NRSF      BASE RENT        BASE RENT        (PER SF)
       ------------          ----          ----------      -------------      ---------        ---------        --------
    2004                         0             0.0%             0.0%                 0            0.0%             0.00
    2005                         0             0.0%             0.0%                 0            0.0%             0.00
    2006                    22,928             5.3%             5.3%           808,775            6.0%            35.27
    2007                     6,458             1.5%             6.8%           218,901            1.6%            33.90
    2008                    36,147             8.3%            15.1%         1,109,593            8.2%            30.70
    2009                         0             0.0%            15.1%                 0            0.0%             0.00
    2010                    48,360            11.1%            26.3%         1,786,002           13.2%            36.93
    2011                   217,665            50.2%            76.4%         6,958,902           51.3%            31.97
    2012                    11,924             2.7%            79.2%           358,139            2.6%            30.04
    2013                    21,597             5.0%            84.2%           533,878            3.9%            24.72
    2014 Thereafter         66,067            15.2%            99.4%         1,783,809            0.0%             0.00
    Vacant                   2,657             0.6%           100.0%
    ----------------------------------------------------------------------------------------------------------------------
    Total                  433,803           100.0%                         13,557,998           86.8%            31.25

---------------------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

o THE BORROWER. The borrower is Greensboro Center LP., a single-asset, bankruptcy-remote entity with an independent director, whose general partner, Greensboro Center, Inc., is a single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Greensboro Corporate Center Loan. There are two sponsors of the borrower, Richard Patrick and Theodore Georgelas. Mr. Patrick, together with family members, own approximately 55% of the borrower. Mr. Georgelas and members of his family own approximately 33% of the borrower. Thomas Mulroy owns approximately 10% of the borrower. Mr. Patrick is the President and 10% owner of the Washington Capitals NHL hockey team. Mr. Georgelas is the President of Georgelas & Sons, a McLean, Virginia-based real estate development company, owned by Mr. Georgelas and his two brothers. Mr. Patrick and Mr. Georgelas guaranteed the non recourse carveouts of the Greensboro Corporate Center Loan. In connection with such guaranty, Mr. Patrick is required to maintain $2,000,000 in liquidity and $5,000,000 in net worth; Mr. Georgelas is required to maintain $1,250,000 in liquidity and $3,000,000 in net worth.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GREENSBORO CORPORATE
================================================================================

o ESCROWS. The loan documents provide for escrows of real estate taxes and insurance premiums. Additionally, the loan documents require the borrower to make monthly payments totaling $65,070 per year for replacement reserves and $542,428 per year for tenant improvements and leasing commissions. A special tenant improvement and leasing commission reserve account ("SPECIAL ROLLOVER RESERVE") has also been established to cover costs associated with re-tenanting the unoccupied space anticipated to be leased to Watt Tieder and currently leased to BMC. The loan documents require the borrower to make monthly payments of $66,667 through and including October 2004 and $116,667 from November 2004 through and including April 2005 into the Special Rollover Reserve account. Commencing on the payment date in May 2005, the loan documents permit the lender to sweep all excess cash into the Special Rollover Reserve until the balance in the reserve is $4,500,000, provided that if the proposed lease with Watt, Tieder is executed, borrower is required to pay to lender the amount necessary to increase the balance in the account to $4.2 million If borrower fails to make such a payment, all excess cash will be swept until such time as the balance in the account is $4.2 million. In addition, if a qualified replacement lease or qualified sublease is signed for the space, the monthly payments to the Special Rollover Reserve described above will not be required, but borrower will be required to deposit an amount such that the balance in the Special Rollover Reserve is sufficient to fully pay all anticipated costs associated with such lease or sublease. At lender's option, in lieu of such a deposit, excess cash will be deposited into the Special Rollover Reserve to accumulate the required funds. The loan documents also permit a cash sweep to cover anticipated costs of leases expiring in 2011. Commencing January 1, 2009, excess cash will be deposited in a segregated tenant improvement and leasing commission reserve account ("2011 ROLLOVER RESERVE SUBACCOUNT") until the earlier of (i) January 1, 2011, (ii) the date on which lender has determined that the balance in the 2011 Rollover Reserve Subaccount together with the general tenant improvement and leasing commission reserve account is sufficient to fully pay all anticipated costs associated with the 2011 lease expirations or
     (iii) the date on which at least 95% of the space subject to the 2011 lease expirations has been renewed, leased or re-leased and all tenant improvement costs and leasing commissions in connection therewith have been paid in full.

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. Any amounts in the lender controlled account are required to be returned to the borrower until one of the following cash trap event occurs: (i) an event of default under the Greensboro Corporate Center Loan, with the cash trap continuing until the event of default is cured or (ii) as of the end of any calendar quarter, the DSCR (based on actual net cash flow and at an assumed constant of 9.5%) is less than (x) 0.95 until June 1, 2010 or (y) 1.10 thereafter, with the cash trap continuing until the DSCR minimum threshold has been achieved for two consecutive calendar quarters. As more particularly described above, a cash management period will also commence if deposits to the Special Rollover Reserve are made from excess cash flow and in connection with required payments into the Special Rollover Reserve and as of January 1, 2009 in connection with the 2011 lease expirations under "--Escrow".

o PROPERTY MANAGEMENT. Jones Lang LaSalle ("JLL") is the property manager for the Greensboro Corporate Center Property. JLL is a leading real estate services and investment management firm. The company has offices in more than 100 markets around the globe, with approximately 725 million sf under management as of December 31, 2003. JLL has been the property manager since the Greensboro Corporate Center Property was completed. The lender may replace the property manager (i) upon the occurrence and during the continuance of an event of default under the loan agreement, (ii) if the manager is in default under the management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 1.75% of gross receipts, capped at $225,000 per year, with the cap increasing 3% per year. Additionally, JLL is paid a project management fee equal to 3% of the total project cost for each capital improvement and tenant construction project at the Greensboro Corporate Center Property that exceeds $10,000.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o TERRORISM INSURANCE. The Greensboro Corporate Center Property is insured against acts of terrorism as part of its all-risk property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal 100% of the full replacement cost of the Greensboro Corporate Center Property. There is no cap on the premium for terrorism insurance. See "Risk Factors--Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO TOWER
================================================================================


                                [PHOTO OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO TOWER
================================================================================


                                 [MAP OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO TOWER
================================================================================

--------------------------------------------------------      --------------------------------------------------------
                 PROPERTY INFORMATION                                        MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                   1       Originator                                         GCFP
Location (City/State)                      Los Angeles,       Cut-off Date Principal Balance              $86,437,500
                                             California
Property Type                                    Office       Cut-off Date Principal Balance PSF              $180.85
Size (sf)                                     1,382,326       Percentage of Initial Mortgage Pool Balance        3.3%
Percentage Leased as of  December 31, 2003        84.7%       Number of Mortgage Loans                              1
Year Built                                         1982       Type of Security                             Fee Simple
Appraisal Value                            $360,000,000       Mortgage Rate                                     4.68%
Underwritten Occupancy                            84.7%       Original Term to Maturity (Months)                   84
Underwritten Revenues                       $42,643,912       Original Amortization Term                   36 IO; 360
                                                              (Months)                                     thereafter
Underwritten Total Expenses                 $17,337,354       Cut-off Date LTV Ratio                           69.44%
Underwritten Net Operating Income (NOI)     $25,306,558       LTV Ratio at Maturity                            64.99%
Underwritten Net Cash Flow (NCF)            $23,769,867       Underwritten DSCR on NOI                           1.63
                                                              Underwritten DSCR on NCF                           1.53
------------------------------------- ------------------      ----------------------------------- --------------------

o THE LOAN. The mortgage loan (the "WELLS FARGO TOWER TRUST LOAN") is evidenced by two senior notes ("NOTE A-1B" and "NOTE B-1B") and is secured by a first mortgage encumbering the class-A office building located at 333
     S. Grand Avenue, Los Angeles, California (the "WELLS FARGO TOWER PROPERTY"). The Wells Fargo Tower Trust Loan represents approximately 3.3% of the initial mortgage pool balance. The Wells Fargo Tower Trust Loan was originated on June 26, 2003, has an original principal balance and a principal balance as of the cut-off date of $86,437,500, and an interest rate of 4.68%.

     The Wells Fargo Tower Trust Loan is a pari passu interest in the senior portion of a whole mortgage loan with an original principal balance of $250,000,000. The companion loans to the Wells Fargo Tower Trust Loan are evidenced by five separate notes (the "WELLS FARGO TOWER PARI PASSU COMPANION LOANS"). The Wells Fargo Tower Pari Passu Companion Loans are not assets of the trust. The Wells Fargo Tower Pari Passu Companion Loans consist of the following five pari passu notes, with an aggregate original principal balance of $161,562,500:

          o Note A-1A, in the original principal amount of $28,672,812, which was deposited by GCFP into a prior securitization (GCCFC 2003-C2);

          o Note B-1A, in the original principal amount of $10,139,688, which was deposited by GCFP into a prior securitization (GCCFC 2003-C2);

          o Note A-2A, in the original principal amount of $65,000,000, which was assigned at origination to Morgan Stanley Mortgage Capital ("MSMC") and deposited into a prior securitization (GMACCM 2003-C3);

          o Note A-2B, in the original principal amount of $27,159,312, which was assigned at origination to MSMC and deposited into a prior securitization (MS 2002-HQ3); and

          o Note B-2, in the original principal amount of $32,590,688, which was assigned at origination to MSMC and deposited into a prior securitization (MS 2002-HQ3).

     The Wells Fargo Tower Trust Loan and the Wells Fargo Tower Pari Passu Companion Loans (collectively, the "WELLS FARGO TOWER LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the GCCFC 2003-C2 pooling and servicing agreement. The DSCR and LTV on the Wells Fargo Tower Loan Group are 1.53x and 69.44%, respectively. Simultaneously with the origination of the Wells Fargo Tower Loan Group, Maguire Partners formed a publicly traded real estate investment trust, Maguire Properties, Inc. ("MPI"), which is the sponsor of the borrower, and contributed over $73,200,000 from funds raised through the MPI offering as capital to the borrower. In connection with the formation of MPI, Robert F. Maguire III, Maguire Partners, Inc. and certain other affiliates severally guaranteed allocated shares of a portion of the Wells Fargo Tower Loan Group up to the outstanding balance at the time of a default less amounts recovered by the lender in connection with default proceedings; provided that the lender may not make any demand for payment under the guaranty until it has fully exercised all remedies against the collateral under the related loan documents.

     The Wells Fargo Tower Trust Loan has an initial term of 84 months and a remaining term of 74 months. The loan is interest-only for 36 months (until August 1, 2006) and then amortizes based on the amortization schedule set forth in Annex A-2 to the prospectus supplement (Note A-2A, Note A-2B and Note B-2 begin amortization one-month earlier). The scheduled maturity date is July 1, 2010.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO TOWER
================================================================================

     Voluntary prepayment of the Wells Fargo Tower Trust Loan is prohibited until April 1, 2010 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from June 1, 2006.

o THE PROPERTY. The Wells Fargo Tower Property is a 53-story, multi-tenant office building with an atrium, a three-level enclosed structure housing several retail tenants, and a five-level subterranean parking garage. The Wells Fargo Tower Property is located in the Bunker Hill submarket of Los Angeles' central business district. Maguire Partners, the predecessor of the sponsor, built the property in 1982. The building was designed by Skidmore, Owings & Merrill and sits prominently on the Los Angeles skyline. The Wells Fargo Tower Property has 1,300,500 sf of office space, 81,826 sf of retail and storage space and 2,852 parking spaces.

     As of December 31, 2003, the Wells Fargo Tower Property was 84.7% leased to approximately 63 tenants. The three largest tenants in the building are Gibson, Dunn & Crutcher (268,268 sf), Wells Fargo Bank (270,028 sf), and Oak Tree Capital Management (99,666 sf). Gibson Dunn & Crutcher is listed among the 20 largest law firms in the country and its largest office is in the Wells Fargo Tower Property. According to Hoovers Online, Wells Fargo & Co. is the fifth largest bank in the United States. Oaktree Capital Management is a private equity fund with assets of $25 billion.

         The following table presents certain information relating to the major tenants at the Wells Fargo Tower Property:

                                                                    % OF TOTAL    ANNUALIZED
                                                       ANNUALIZED   ANNUALIZED   UNDERWRITTEN
                                              % OF    UNDERWRITTEN UNDERWRITTEN    BASE RENT
           TENANT NAME         TENANT NRSF    NRSF     BASE RENT     BASE RENT     (PER SF)       LEASE EXPIRATION
           -----------         -----------    ----     ---------     ---------     --------       ----------------
    Gibson Dunn & Crutcher       268,268     19.4%     6,237,198       27.0%        23.25           11/28/2017
    Wells Fargo                  270,028     19.5%     5,688,817       24.6%        21.07          8/31/2004 &
                                                                                                    2/28/2013(1)
    Oaktree Capital               99,666      7.2%     1,636,016        7.1%        16.41            3/1/2009
    Dewey Ballantine, LLP         49,272      3.6%       937,188        4.1%        19.02           7/4/2004 &
                                                                                                    8/31/2011(2)
    Winston & Strawn              49,774      3.6%       895,932        3.9%        18.00           7/31/2012
    Maguire Partners              30,977      2.2%       778,849        3.4%        25.14           3/31/2006
    TOTAL LARGEST TENANTS        767,985     55.6%    16,173,999       69.9%        21.06
    Remaining Tenants            403,245     29.2%    $6,963,388       30.1%        17.27
    Vacant Space                 211,096     15.3%
    ----------------------------------------------------------------------------
    TOTAL ALL TENANTS          1,382,326    100.0%    23,137,387      100.0%

         ------------------------------------
         (1) Wells Fargo has 1,139 sf expirng in 2004; 268,889 sf expiring in 2013.

         (2) Dewey Ballantine, LLP has 510 sf expiring in 2004; 48,762 sf expiring in 2011.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO TOWER
================================================================================

         The following table presents certain information relating to the lease rollover schedule at the Wells Fargo Tower Property:

                                                  LEASE EXPIRATION SCHEDULE (1)
    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED
                                                                                ANNUALIZED         % OF        UNDERWRITTEN
          YEAR ENDING           EXPIRING          % OF         CUMULATIVE      UNDERWRITTEN       TOTAL          BASE RENT
         DECEMBER 31,             NRSF         TOTAL NRSF     OF TOTAL NRSF     BASE RENT       BASE RENT        (PER SF)
         ------------             ----         ----------     -------------     ---------       ---------        --------
    2004                         84,345           6.1%             6.1%        1,232,717           5.3%           14.62
    2005                         36,763           2.7%             8.8%          642,070           2.8%           17.47
    2006                         61,114           4.4%            13.2%        1,270,904           5.5%           20.80
    2007                         96,758           7.0%            20.2%        1,806,206           7.8%           18.67
    2008                         24,048           1.7%            21.9%          423,834           1.8%           17.62
    2009                        104,773           7.6%            29.5%        1,727,942           7.5%           16.49
    2010                         37,145           2.7%            32.2%          631,465           2.7%           17.00
    2011                        105,689           7.6%            39.8%        1,715,711           7.4%           16.23
    2012                         74,702           5.4%            45.2%        1,361,465           5.9%           18.23
    2013                        295,489          21.4%            66.6%        6,154,105          26.6%           20.83
    2014 and thereafter         250,404          18.1%            84.7%        6,170,968          26.7%           24.64
    Vacant                      211,096          15.3%           100.0%
    --------------------------------------------------------------------------------------------------------------------------
    Total                     1,382,326         100.0%                        23,137,387         100.0%           16.56

    ---------------------------------------

    (1) Calculated based on approximate square footage occupied by each tenant.

o THE BORROWER. The borrower is North Tower, LLC, a single-asset, special-purpose, bankruptcy-remote Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Wells Fargo Tower Trust Loan. The sponsor of the borrower is MPI, a publicly traded REIT with a market capitalization of $995 million as of April 20, 2004. Robert F. Maguire III, the largest shareholder, chairman of the board and Co-Chief Executive Officer of MPI, is an experienced real estate investor. In 1965, Robert F. Maguire III founded MPI's predecessor, Maguire Partners, to own, manage, develop and acquire office properties in the Southern California market. Over its 38-year history, Maguire Partners established a successful record of developing visible class-A buildings. MPI is one of the largest commercial real estate developers and owners headquartered on the West Coast and one of the nation's largest developers of class-A quality office and mixed-use properties. The company specializes in large, architecturally significant projects, and has developed a number of significant projects in Los Angeles County, including US Bank Tower, Gas Company Tower, and KPMG Tower. MPI's operating partner, Maguire Properties, L.P. ("MPLP"), guaranteed the non-recourse carveouts of the Wells Fargo Tower Trust Loan. The borrower is affiliated with the borrower under the mortgage loan identified on Annex A to the prospectus supplement as Glendale Center, which is also an asset of the trust.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance. At closing the borrower deposited $59,272 for required repairs at the Wells Fargo Tower Property. Such repairs have been completed.

     At closing, the borrower deposited $1,531,445 for then outstanding tenant improvements and leasing commissions ("TI/LC"). From October 1, 2004 through September 1, 2006, the borrower is required to pay $522,320 per year into the TI/LC account. In addition, beginning January 1, 2009, the borrower is required deposit all excess cash flow from the Wells Fargo Tower Property until an additional $3,000,000 has been deposited into the TI/LC account. From August 1, 2003 to July 1, 2006, the borrower is required to deposit $1,220,460 per year into a minimum occupancy reserve. The loan documents provide for additional springing reserves in the event that the Net Operating Income (as defined in the loan documents) is less than $23,000,000, in which case, the borrower is required to pay an additional $2,937,642 per year into the TI/LC account and $337,944 per year in replacement reserves.

     At closing, the borrower established a $15,827,393 reserve specifically for tenant improvements and leasing commissions related to the space leased to Gibson Dunn & Crutcher (the "GIBSON DUNN TI/LC RESERVE"). In lieu of making the payments to any of the Gibson



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WELLS FARGO TOWER
================================================================================

     Dunn TI/LC Reserve, the TI/LC, the minimum occupancy reserve or the replacement reserve, the borrower may deliver to lender one or more letters of credit in accordance with the provisions of the loan documents.

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled hard lock box. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business days after receipt. On each payment date, any amounts in the lender-controlled account after payment of debt service, operating expenses and reserves are to be returned to the borrower until such time that there is an event of default under the Wells Fargo Tower Loan Group. Upon the occurrence and during the continuance of an event of default, lender may retain any excess amounts as additional collateral or apply any excess amounts to the payment of the debt.

o PROPERTY MANAGEMENT. MPLP, an affiliate of the borrower, is the property manager for the Wells Fargo Tower Property. The lender may replace the property manager if (i) an event of default occurs and is not cured, (ii) a bankruptcy of the property manager occurs or (iii) the maturity date has occurred and the Wells Fargo Tower Trust Loan has not been repaid. Thereafter, borrower may not enter into any agreement relating to the management of the Wells Fargo Tower Property with any party without the express written consent of lender and the rating agencies. MPLP manages all properties owned by MPI and its subsidiaries, which properties contain approximately 12,000,000 square feet of office space and 3,000,000 square feet of retail space. The management fee is 3.0% of all rent and other income collected from tenants at the Wells Fargo Tower Property. The management fee that will be remitted monthly through the cash management system may not exceed $83,333.33 per month ($1,000,000 annually). Fees in excess of the $1,000,000 maximum, but in no event greater than 3% of all rent and other income collected from tenants at the Wells Fargo Tower Property per year, may be paid to the property manager as a subordinated management fee after all debt service, operating expenses and reserves have been paid. Leasing commissions are payable separately based on a fixed schedule. MPLP contracts out certain services to an affiliated subcontractor pursuant to a services subcontract that is terminable by either party on 30 days' notice.

o MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, to pledge their indirect ownership interests in the borrower to any permitted institutional transferee providing a corporate line of credit or other financing to MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, provided that the indirect interests in the borrower that are pledged as collateral comprise no more than 33% of the total value of the collateral for such line of credit or other financing, and provided that the following conditions are met: (i) no default has occurred and remains uncured and
     (ii) lender has received payment of, or reimbursement for, all costs and expenses incurred by lender in connection with such pledges (including, but not limited to, reasonable attorneys' fees and costs and expenses of the rating agencies).

o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance. The Wells Fargo Tower Property has terrorism coverage as part of its blanket all-risk property coverage. The loan documents provide that if "certified acts of terrorism", as identified by the United States Government are excluded from the borrower's comprehensive all risk insurance policy or business income coverage, the borrower is required to obtain an endorsement to such policies, or separate policies, insuring against all such "certified acts of terrorism" ("TERRORISM ACTS"), at the borrower's option, either (A) in an amount not less than $300,000,000 on an aggregate basis covering the Wells Fargo Tower Property and all properties owned by MPLP and/or its affiliates as of the closing date of the Wells Fargo Tower Loan Group and providing for a deductible not exceeding $1,000,000, or (B) in a total amount not less than $350,000,000 on an aggregate basis covering the Wells Fargo Tower Property and all properties owned by MPLP and/or its affiliates as of the loan closing date and providing for a deductible of not in excess of 5% of the full replacement value of the Wells Fargo Tower Property (insurance meeting such requirements being referred to as "FULL COVERAGE"). In either case, the endorsement or policy must be (x) in form and substance reasonably satisfactory to lender, and (y) non-cancelable (to the extent such non-cancelable insurance is available in the marketplace). Notwithstanding the requirements stated above, in the event that Full Coverage is not available at a cost of $3,000,000 per year, then borrower must purchase insurance covering Terrorism Acts at the Wells Fargo Tower Property in an amount equal to the principal balance of the Wells Fargo Tower Loan Group; provided, however, if such coverage is not available at a maximum cost of $3,000,000 per year, the borrower will be required to obtain the greatest amount of coverage for the Wells Fargo Tower Property obtainable at a cost of $3,000,000 per year. See "Risk Factors--Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================


            [PHOTO OMITTED]
                                                   [PHOTO OMITTED]

            [PHOTO OMITTED]

                                                   [PHOTO OMITTED]

            [PHOTO OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================


                                  [MAP OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================

------------------------------------------------------------    ---------------------------------------------------------
                   PROPERTY INFORMATION                                        MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                      1      Originator                            Archon/Commerzbank
Location (City/State)                           Humble, TX      Cut-off Date Principal Balance              $84,821,375
Property Type                                       Retail      Cut-off Date Principal Balance PSF/Unit         $183.88
Size (sf)                                   461,298 (owned)     Percentage of Initial Mortgage Pool Balance        3.2%
Percentage Occupancy as of February 11, 2004         93.6%      Number of Mortgage Loans                              1
Year Built/Renovated                             1984/1999      Type of Security                             Fee Simple
Appraisal Value                               $145,000,000      Mortgage Rate                                     3.46%
Underwritten Occupancy                               93.6%      Original Term to Maturity (Months)                   59
Underwritten Revenues                          $16,660,201      Original Amortization Term (Months)                 300
Underwritten Total Expenses                     $5,684,460      Cut-off Date LTV Ratio                           58.50%
Underwritten Net Operating Income (NOI)        $10,975,741      LTV Ratio at Maturity                            50.85%
Underwritten Net Cash Flow (NCF)               $10,545,360      Underwritten DSCR on NOI                           2.16
                                                                Underwritten DSCR on NCF                           2.07
--------------------------------------------- --------------    ------------------------------------- -------------------

o THE LOAN. The mortgage loan (the "DEERBROOK MALL LOAN") is evidenced by two notes and is secured by a first mortgage encumbering a Class-B+ regional shopping mall located in Humble, Texas (the "DEERBROOK MALL PROPERTY"). The Deerbrook Mall Loan represents approximately 3.2% of the initial mortgage pool balance. The Deerbrook Mall Loan was originated on March 12, 2004, had an original principal balance of $85,000,000 and a principal balance as of the cut-off date of $84,821,375, and an interest rate of 3.46%. The Deerbrook Mall Loan was jointly originated 50% by Archon Financial, L.P. and 50% by Commerzbank AG, New York Branch ("COMMERZBANK"), and the loan sellers on the Deerbrook Mall Loan are Goldman Sachs Mortgage Company and Commerzbank. The proceeds of the Deerbrook Mall Loans were used to refinance existing debt on the Deerbrook Mall Property.

     The Deerbrook Mall Loan has an initial term of 59 months and a remaining term of 58 months. The loan requires payments of interest and principal based on a 300 month amortization schedule. The scheduled maturity date is the payment date in March 2009. Voluntary prepayment of the Deerbrook Mall Loan is prohibited until the payment date in November 2008 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted any date after the second anniversary of the securitization closing date.

o THE PROPERTY. The Deerbrook Mall Property is a super regional shopping mall with 5 anchors and 120 stores with a gross leasable area of 1,200,891 sf. The Deerbrook Mall Property is located in Harris County, Texas (within the Houston CSMA). The Deerbrook Mall Property is anchored by a 208,666 sf Dillards, a 196,792 sf Foley's, a 147,110 sf Sears, a 102,700 sf JC Penney and a 84,325 sf Mervyn's. The anchors are not part of the collateral securing the Deerbrook Mall Loan.

         The following table represents certain information relating to the anchor tenants at the Deerbrook Mall Property:

                                                      CREDIT RATING
                                                        OF PARENT                                          OPERATING
                                                         COMPANY                             COLLATERAL    COVENANT
              ANCHOR              PARENT COMPANY     (FITCH/MIS/S&P)           GLA            INTEREST    EXPIRATION
              ------              --------------     ---------------           ---            --------    ----------
         Dillard's                Dillard's Inc.        BB-/B2/BB            208,666             No       12/31/2034
          Foley's                 May Department      BBB+/Baa1/BBB+         196,792             No       12/31/2034
                                  Store Company
           Sears               Sears, Roebuck, & Co.  BBB+/Baa1/BBB          147,110             No       12/31/2034
        J.C. Penney                J.C. Penney         BB+/Ba3/BB+           102,700             No       12/31/2034
                                  Company, Inc.
          Mervyn's              Target Corporation       A/A2/A+              84,325             No       12/31/2034
                                                                              ------
       Total Anchor Tenants                                                  739,593

         Originally built in 1984, the Deerbrook Mall Property was renovated in 1999.

         In-line tenants (with less than 10,000 sq ft) report average sales of $341 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 14.0% for such in-line space (based on comparable sales, which include tenants that have reported a full year of sales through December 31, 2003.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================

         Deerbrook Mall is two-level enclosed mall located at the Northwest corner of Highway 59 and FM 1960, with direct access to Highway 59. The property includes a 24-screen stadium seating AMC Theater, two sit-down restaurants, a 700-seat food court and a children's soft play area. In-line tenants include Barnes and Noble, Gap / Gap Kids, Victoria's Secret and American Eagle Outfitters. It is located in the Houston CMSA with an Average Household Income of $69,100 and a total population of
         4.5 million.

         The following table presents certain information relating to the major mall shop tenants at the Deerbrook Mall Property:

                            TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                                  CREDIT RATING                         ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                                 (FITCH/MOODY'S/  TENANT      % OF     UNDERWRITTEN  UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME               S&P) (1)       NRSF       NRSF      BASE RENT      BASE RENT      (PER NRSF)    EXPIRATION
          -----------               --------       ----       ----      ---------      ---------      ----------    ----------
Barnes & Noble                      NR/Ba2/BB      24,969     5.4%       350,065         3.8%           14.02       8/31/2016
Gap/ Gap Kids                      BB+/Ba3/BB+     11,984     2.6%       269,640         2.9%           22.50       1/31/2005
Express                           NR/Baa1/BBB+     11,632     2.5%       244,272         2.6%           21.00       1/31/2013
Lerner New York                   NR/Baa1/BBB+     10,655     2.3%       202,445         2.2%           19.00       1/31/2005
Palais Royal                        NR/NR/NR       23,475     5.1%       160,100         1.7%            6.82       1/31/2008
Kay Jewelers                        NR/NR/NR        1,773     0.4%       154,996         1.7%           87.42       3/31/2014
Victoria's Secret                 NR/Baa1/BBB+      6,433     1.4%       141,526         1.5%           22.00       1/31/2005
Lady Foot Locker / Kids            NR/Ba2/BB+       4,089     0.9%       118,581         1.3%           29.00       1/31/2008
Finish Line                         NR/NR/NR        6,380     1.4%       114,840         1.2%           18.00       1/31/2009
Casual Corner                       NR/NR/NR        9,329     2.0%       111,948         1.2%           12.00       3/31/2014
                                                    -----     ----       -------        ----
TEN LARGEST OWNED TENANTS                         110,719    24.0%     1,868,413        20.2%           16.88
Remaining Owned Tenants                           327,611    71.0%     7,396,769        79.8%           22.58
Vacant Spaces (Owned Space)                        22,968     5.0%             0         0.0%            0.00
                                                  -------   -----      ---------        ----
TOTAL ALL OWNED TENANTS                           461,298   100.0%     9,265,182       100.0%           21.14

---------------------------------------
(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================

         The following table presents certain information relating to the lease rollover schedule at the Deerbrook Property:

                                           RETAIL LEASE EXPIRATION SCHEDULE (1)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL     ANNUALIZED
                                                                   CUMULATIVE    ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                          EXPIRING        % OF         OF       UNDERWRITTEN    UNDERWRITTEN    BASE RENT
       YEAR ENDING DECEMBER 31,          OWNED NRSF    TOTAL NRSF  TOTAL NRSF     BASE RENT      BASE RENT      (PER NRSF)
       ------------------------          ----------    ----------  ----------     ---------      ---------      ----------
2004 (includes MTM)                        13,298         2.9%         2.9%        218,999          2.4%          16.47
2005                                       64,856        14.1%        16.9%      1,167,143         12.6%          18.00
2006                                       18,329         4.0%        20.9%        637,277          6.9%          34.77
2007                                       31,666         6.9%        27.8%        969,507         10.5%          30.62
2008                                       43,097         9.3%        37.1%        721,026          7.8%          16.73
2009                                       25,402         5.5%        42.6%        621,363          6.7%          24.46
2010                                       17,319         3.8%        46.4%        348,880          3.8%          20.14
2011                                       10,313         2.2%        48.6%        369,953          4.0%          35.87
2012                                       11,830         2.6%        51.2%        353,353          3.8%          29.87
2013                                       35,974         7.8%        59.0%        630,171          6.8%          17.52
2014 & Thereafter                         166,246        36.0%        95.0%      3,227,510         34.8%          19.41
Vacant                                     22,968         5.0%       100.0%              0          0.0%           0.00
                                           ------         ----                   ---------          ----
TOTAL                                     461,298        100.0%      100.0%      9,265,182         100.0%         21.14

---------------------------------------
(1)  Calculated based on approximate square footage occupied by each tenant.

     o RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots which are then vacant "non-income" producing and unimproved proposed to be transferred to a third party in connection with an expansion or other development of the Deerbrook Mall Property subject to, among other things, borrower delivering to lender (1) notice of the release and evidence that the release of the parcel will not materially diminish the value of the Deerbrook Property as collateral for the Deerbrook Mall Loan, (2) an opinion of counsel that any REMIC trust that has acquired the Deerbrook Mall Loan will not fail to maintain its status as a REMIC solely as a result of the release and (3) written confirmation from each Rating Agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2004-GG1 certificates. No value was given in the appraisal to the release parcels.

     o The borrower has the one-time right to transfer the Deerbrook Mall Property to a qualified successor borrower, provided there is no continuing default under the Deerbrook Mall Loan, subject to, among other things, (1) execution of an acceptable assumption agreement, (2) satisfactory legal opinions, including a nonconsolidation opinion, and
          (3) if prior to a defeasance, written conformation from each Rating Agency that the documentation relating to the assumption would not cause the downgrade, withdrawal or qualification of then current ratings of any class of the series 2004-GG1 certificates.

     o THE BORROWER. The borrower is GGP-Deerbrook, L.P, a single-member, single-purpose, single-asset entity with a general partner that has an independent director. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Deerbrook Mall Loan. The general partner of the borrower is GGP-Deerbrook One, Inc., which is indirectly owned by General Growth Properties, Inc. General Growth Properties, Inc. is a publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states. There is no guarantor of the non-recourse carve-outs under the Deerbrook Mall Loan.

     o ESCROWS. The loan documents provide during a Deerbrook Cash Sweep Period for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions (in a maximum amount equal to $359,920) and capital expenditures (in a maximum amount equal to $71,984). A "DEERBROOK CASH SWEEP PERIOD" means the period during the continuance of an event of default under the Deerbrook Mall Loan and/or if the net-operating income of the Deerbrook Mall Property for the prior twelve-month period is less than 85% of the net operating income at origination (origination date NOI) as of the end of any fiscal quarter


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================

          until the net-operating income of the Deerbrook Mall Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination as of the end of any fiscal quarter of the borrower.

     o LOCK BOX AND CASH MANAGEMENT. The Deerbrook Mall Loan requires a hard lock box. At origination the borrower was required to establish a lender-controlled sweep account. The loan documents require the borrower to direct the tenants to pay their rents directly to the sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account, within two business days after receipt. On each business day that no Deerbrook Cash Sweep Period is continuing, all funds in the sweep account will be remitted to an account specified by the borrower. Within 2 business days of commencement of a Deerbrook Cash Sweep Period, the borrower is required to establish a cash management account into which all funds in the sweep account will be remitted on each business day during a Deerbrook Cash Sweep Period. During the continuance of an Deerbrook Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service, operating expenses and any required reserves under the loan documents and then released to the borrower. In addition, during the continuance of a event of default, all available cash after the payment of the debt service, operating expenses and any required reserves are held as additional collateral for the Deerbrook Mall Loan.

          A payment guarantee from GGP/Homart, Inc. was delivered to the lender at closing in respect of certain unfunded obligations of the borrower in the amount of $739,961.50

     o PROPERTY MANAGEMENT. The Deerbrook Mall Property may be self-managed or may be managed by certain affiliates of borrower or a manager for whom each Rating Agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2004-GG1 certificates. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the Deerbrook Mall Loan has occurred and is continuing. During the continuance of a Deerbrook Cash Sweep Period, the fees of a property manager other than borrower, may exceed market rates if such manager is a specified affiliate of the borrower, has been manager for a material period of time, and the fees are not greater than those charged by such manager as of the origination of the loan.

     o ADDITION PROPERTY. The borrower has the right to obtain ownership of certain additional property provided, among other things, that the borrower delivers to lender (1) a mortgage amendment spreading the liens of the mortgage to encumber the new property and (2) if such acquisition occurs after March 12, 2005 an environmental report with respect to the new property in form and substance satisfactory to lender.

     o MASTER LEASE. The borrower and its affiliate, GGP/Homart, Inc., a Delaware corporation, entered into a lease with respect to all unleased leasable area which may exist from time to time at the premises commonly known as Deerbrook Mall, for a term beginning on March 12, 2004 and ending upon the earlier to occur of (i) March 11, 2007 or (ii) the date on which the aggregate base minimum annual rents under leases of premises at the property (excluding this lease) equals or exceeds $9,162,000. GGP/Homart, Inc. has agreed to pay the borrower $400,000 per year, payable in equal monthly installments of $33,333.33, less an amount equal to any annual base minimum annual rental amount payable pursuant to any signed lease entered into by the borrower at the property after March 12, 2004 for an initial term of at least three years, or in connection with any scheduled rent increases under existing leases, to the extent that the aggregate base minimum rent payable to the borrower with respect to all leases at the premises exceeds $8,762,000.

     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit (a) a pledge of direct and indirect equity interests in Permitted Equityholders; (b) a pledge of indirect interest in the borrower to an affiliate of GGP Limited Partnership, provided that, so long as the pledge is outstanding and after any exercise on the pledge (i) the borrower is controlled and at least 50% owned by Permitted Sponsor Equityholders affiliated with GGP Limited Partnership and (ii) the pledge by its terms cannot be transferred to any entity that is not an affiliate of GGP Limited Partnership without the prior written consent of the lender; (c) a pledge by a Permitted Sponsor Equityholder of its indirect interests in the borrower to entities that meet certain financial and business requirements, in connection with the pledge of all or substantially all of the its assets to secure its direct obligations or debt; (d) the issuance of preferred equity interests, or debt granting the debt holder rights substantially similar to those generally associated with preferred equity, in a Permitted Equityholder; and (e) the pledge of equity interest in the borrower or its general partner or issuance by the borrower or its general partner, or any holder of interests in either of them, of preferred equity, or debt granting similar rights as preferred equity, to any other entity, provided that written Rating Agency confirmation that the action would not result in the



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DEERBROOK MALL
================================================================================

          downgrade, withdrawal or qualification of the then current ratings of the series 2004-GG1 certificates issued has been obtained. "PERMITTED EQUITYHOLDER" means each Permitted Sponsor Equityholder, any other entity that meets certain financial and business requirements and other any entity that obtains written Rating Agency confirmation that such status would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2004-GG1 certificates issued. "PERMITTED SPONSOR EQUITYHOLDER" means the New York State Common Retirement Fund, General Growth Properties, Inc., GGP Limited Partnership, GGPLP L.L.C., GGP/Homart Inc., GGP/Homart II, GGP-TRS L.L.C.. Price Development Company, Limited Partnership, and GGP Ivanhoe III, Inc. GGP/Homart III, Inc., and each other affiliate of General Growth Properties, Inc., that has a net worth of at least $200,000,000.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GLENDALE CENTER
================================================================================


                                [PHOTO OMITTED]



                                [PHOTO OMITTED]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GLENDALE CENTER
================================================================================


                                 [MAP OMITTED]




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GLENDALE CENTER
================================================================================

--------------------------------------------------------    -------------------------------------------------------
                 PROPERTY INFORMATION                                     MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                   1     Originator                                        GCFP
Location (City/State)              Glendale, California     Cut-off Date Principal Balance             $80,000,000
Property Type                                    Office     Cut-off Date Principal Balance PSF             $115.09
Size (SF)                                       695,138     Percentage of Initial Mortgage Pool Balance       3.1%
Percentage Occupancy as of December 31, 2003     100.0%     Number of Mortgage Loans                             1
Year Built/Renovated                          1972/1997     Type of Security                            Fee Simple
Appraisal Value                            $115,000,000     Mortgage Rate                                   5.727%
Underwritten Occupancy                            95.0%     Original Term to Maturity (Months)                 120
Underwritten Revenues                       $14,172,349     Original Amortization Term (Months)      Interest-only
Underwritten Total Expenses                  $5,173,737     Cut-off Date LTV Ratio                          69.57%
Underwritten Net Operating Income (NOI)      $8,998,612     LTV Ratio at Maturity                           69.57%
Underwritten Net Cash Flow (NCF)             $8,515,908     Underwritten DSCR on NOI                          1.94
                                                            Underwritten DSCR on NCF                          1.83
------------------------------------- ------------------    ---------------------------------------- --------------

o THE LOAN. The mortgage loan (the "GLENDALE CENTER LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a Class A office building and an adjacent retail building located in downtown Glendale, California (the "GLENDALE CENTER PROPERTY"). The Glendale Center Loan represents approximately 3.1% of the initial mortgage pool balance. The Glendale Center Loan was originated on October 14, 2003 has a principal balance as of the cut-off date of $80,000,000 and an interest rate of 5.7270%. The DSCR and LTV on the Glendale Center Loan are 1.83x and 69.57%, respectively. Maguire Properties, Inc. ("MPI"), the borrower's sponsor, used the proceeds of the loan to refinance its August 28, 2003 buyout of Bank of America's ownership interest and Disney's cash flow participation interests in the Glendale Center Property and to reduce MPI's revolving line of credit.

     The Glendale Center Loan has an initial term of 120 months and remaining term of 114 months. The loan requires payments of interest-only for its entire term. The scheduled maturity date is November 1, 2013. Voluntary prepayment of the Glendale Center Loan is permitted in whole, but not in part, at any time after May 31, 2006, provided that with respect to any prepayment made before August 1, 2013, the borrower will be required to pay a yield maintenance premium. The yield maintenance premium is the amount equal to the greater of (i) 1.00% of the outstanding principal balance of the Glendale Center Loan at the time of prepayment or (ii) the excess, if any, of (A) the amount of the monthly interest that would otherwise be payable on the principal balance being prepaid through August 1, 2013 over
     (B) the amount of monthly interest the lender would earn if the principal balance being prepaid were reinvested at the U.S. Treasury Rate then in effect through August 1, 2013, with the difference discounted to present value at the U.S. Treasury Rate.

o THE PROPERTY. The Glendale Center Property consists of a 370,641 sf, class-A office building, a 12,200 sf retail building, a six-level, 1,249-space parking garage, and a 151-space surface parking lot. The building was constructed in 1972 and underwent a $25 million renovation in 1996. The Glendale Center Property is located on the southwest corner of the intersection of Brand Boulevard and the Ventura (134) Freeway.

     As of December 31, 2003, the Glendale Center Property was 100% occupied by five tenants. The three largest tenants, Disney Enterprises, Inc. (rated "BBB+" by S&P and "Baa1" by Moody's) (occupies 156,215 sf), Bank of America (rated "A+" by S&P and "Aa2" by Moody's) (occupies 136,030 sf) and AOL/Time Warner (rated "BBB+" by S&P and "Baa1" by Moody's) (occupies 70,134 sf), occupy 94.7% of the total NRA.




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GLENDALE CENTER
================================================================================

         The following table presents certain information relating to the major tenants at the Glendale Center Property:

                                                                     % OF TOTAL   ANNUALIZED
                                                      ANNUALIZED     ANNUALIZED  UNDERWRITTEN
                                              % OF   UNDERWRITTEN   UNDERWRITTEN  BASE RENT
           TENANT NAME         TENANT NRSF    NRSF     BASE RENT     BASE RENT     (PER SF)        LEASE EXPIRATION
           -----------         -----------    ----     ---------     ---------     --------        ----------------
    Bank of America              136,030      35.5%     3,717,813       42.3%        27.33      10/31/2010 & 4/30/2013 (1)
    Disney                       156,215      40.8%     3,085,785       35.1%        19.75            6/30/2011
    AOL/Time Warner               70,134      18.3%     1,648,149       18.8%        23.50            4/30/2006
    Total Woman                   12,200       3.2%       293,800        3.3%        24.08            1/31/2014
    Maguire Partners               8,262       2.2%        40,400        0.5%         4.89     10/31/2004 & 10/31/2011 (2)
    ------------------------------------------------------------------------------------------
    TOTAL ALL TENANTS            382,841     100.0%     8,785,947      100.0%        22.95

    ---------------------------------
    (1) Bank of America has 46,621 sf expiring in 2010; 84,409 sf expiring in 2013.

    (2)  Maguire Partners has 2,020 sf expiring in 2004; 6,242 sf expiring in
         2011

         The following table presents certain information relating to the lease rollover schedule at the Glendale Center Property:

                                                  LEASE EXPIRATION SCHEDULE (1)
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED
                                                                                ANNUALIZED         % OF        UNDERWRITTEN
          YEAR ENDING           EXPIRING          % OF         CUMULATIVE      UNDERWRITTEN       TOTAL          BASE RENT
         DECEMBER 31,             NRSF         TOTAL NRSF     OF TOTAL NRSF     BASE RENT       BASE RENT        (PER SF)
         ------------             ----         ----------     -------------     ---------       ---------        --------
    2004                         2,020              0.5%             0.5%           40,400           0.5%           20.00
    2005                             0              0.0%             0.5%                0           0.0%            0.00
    2006                        70,134             18.3%            18.8%        1,648,149          18.8%           23.50
    2007                             0              0.0%            18.8%                0           0.0%            0.00
    2008                             0              0.0%            18.8%                0           0.0%            0.00
    2009                             0              0.0%            18.8%                0           0.0%            0.00
    2010                        46,621             12.2%            31.0%        1,209,349          13.8%           25.94
    2011                       162,457             42.4%            73.5%        3,085,785          35.1%           18.99
    2012                             0              0.0%            73.5%                0           0.0%            0.00
    2013                        89,409             23.4%            96.8%        2,508,464          28.6%           28.06
    2014  and thereafter        12,200              3.2%           100.0%          293,800           3.3%           24.08
    Vacant                           0              0.0%           100.0%
    ---------------------------------------------------------------------------------------------------------------------------
    Total                      382,841            100.0%                         8,785,947         100.0%           22.95

    ---------------------------------------
    (1) Calculated based on approximate square footage occupied by each tenant.

o THE BORROWER. The borrower is Maguire Properties - 611 N. Brand LLC, a special purpose, bankruptcy-remote entity with two independent directors. Legal counsel to the borrower delivered a non consolidation opinion in connection with the origination of the Glendale Center Loan. The sponsor of the borrower is MPI, a publicly traded REIT, with a market capitalization of $995 million as of April 20, 2004. Robert F. Maguire III, the largest shareholder, chairman of the board and Co-Chief Executive Officer of MPI, is an experienced real estate investor. In 1965, Robert F. Maguire III founded MPI's predecessor, Maguire Partners, to own, manage, develop and acquire office properties in the Southern California market. Over its 38-year history, Maguire Partners established a successful record of developing visible class-A buildings. MPI is one of the largest commercial real estate developers and owners headquartered on the West Coast and one of the nation's largest developers of class-A quality office and mixed-use properties. The company specializes in large, architecturally significant projects, and has developed a number of significant projects in Los Angeles County, including Wells Fargo Tower, US Bank Tower, Gas Company Tower, and KPMG Tower. MPI's operating partner, Maguire Properties, L.P. ("MPLP"), guaranteed the non-recourse carveouts of the Glendale Center Loan. The borrower is affiliated with the borrower under the mortgage loan identified on Annex A to the prospectus supplement as Wells Fargo Tower, which is also an asset of the trust.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GLENDALE CENTER
================================================================================

o RELEASE OF COLLATERAL. Under the loan documents, the borrower is permitted a release of a 151-space surface parking lot (1.77 acres) in connection with a future office development project, provided that certain conditions are met, including the following: (i) no event of default exists; (ii) the borrower provides rating agency confirmation that the release will not result in a downgrade of the series 2004-GG1 certificates; (iii) the Glendale Property has at least a 1.10x actual DSCR; (iv) the borrower provides a legal opinion that the release will not have any adverse effect on any REMIC related to the series 2004-GG1 certificates; (iv) the borrower provides an individual survey related to the release property and creates a separate tax parcel; and (iv) the borrower obtains a noncompetition agreement from the transferee.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance. In addition, if Disney Enterprises, Inc. ("Disney") or Bank of America fail to exercise their respective renewal options under their respective leases, all excess cash will be deposited into a rollover reserve until the amount deposited in the rollover reserve equals $30.00/sf multiplied by that portion of the space that is not renewed. In lieu of making a cash deposit, the borrower may deliver one or more letters of credit or provide a guaranty from MPLP, satisfactory to lender, providing for the payment of all tenant improvement expenses and leasing commissions incurred by the borrower in connection with re-leasing the Disney or Bank of America spaces. At origination, the borrower deposited $11,500 into a repairs reserve account. The borrower is required to satisfy certain related repair obligations within one year of the origination date.

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender controlled hard lock box. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt. Any amounts in the lender-controlled account after payment of debt service, operating expenses and reserves are required to be returned to the borrower until there is an event of default under the Glendale Center Loan. Upon the occurrence and during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt.

o PROPERTY MANAGEMENT. MPLP, an affiliate of the borrower, is the property manager for the Glendale Center Property. The lender may replace the property manager if (i) an event of default occurs and not cured, (iii) a bankruptcy of MPLP occurs, (iii) the maturity date has occurred and the loan is not repaid or (iv) the property manager defaults under the property management agreement. Thereafter, the borrower may not enter into any agreement relating to the management of the property with any party without the express written consent of lender and the rating agencies. The management fee is 3.0% of all rent and other income collected from tenants of at the Glendale Center Property. Leasing commissions are payable separately based on a fixed schedule. MPLP contracts out certain services to an affiliated subcontractor pursuant to a services subcontract that is terminable by either party on 30 days notice.

o MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, to pledge their indirect ownership interests in the borrower to any permitted institutional transferee providing a corporate line of credit or other financing to MPI, MPLP or any entity holding any direct or indirect interests in MPI or MPLP, provided that the indirect interests in the borrower that are pledged as collateral comprise no more than 33% of the total value of the collateral for such line of credit or other financing, and provided that the following conditions are met: (i) no default has occurred and remains uncured and
     (ii) lender will have received payment of, or reimbursement for, all costs and expenses incurred by lender in connection with such pledges (including, but not limited to, reasonable attorneys' fees and costs and expenses of the rating agencies).

o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance. The Glendale Center Property has terrorism coverage as part of its blanket all-risk property coverage. The loan documents provide that if "certified acts of terrorism," as identified by the United States Government, are excluded from borrower's comprehensive all risk insurance policy or business income coverage, the borrower is required to obtain an endorsement to such policies, or separate policies, insuring against all such "certified acts of terrorism" ("TERRORISM ACTS"), at the borrower's option, either (A) in an amount not less than $300,000,000 on an aggregate basis covering the Glendale Center Property and all properties owned by MPLP or its affiliates as of the closing date of the Glendale Center Loan and providing for a deductible not exceeding $1,000,000, or (B) in a total amount not less than $350,000,000 on an aggregate basis covering the Glendale Center Property and all properties owned by MPLP or its affiliates as of the closing date of the Glendale Center Loan and providing for a deductible of not in excess of 5% of the full replacement value of the Glendale Center Property (insurance meeting such requirements being referred to as "FULL Coverage"). In either case, the endorsement or policy must be (x) in form and substance reasonably satisfactory to lender and (y) non-cancelable (to the extent such non-cancelable insurance is available in the



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GLENDALE CENTER
================================================================================


     marketplace). Notwithstanding the requirements stated above, in the event that Full Coverage is not available at a cost of $3,000,000 per year, then borrower is required to purchase insurance covering Terrorism Acts at the Glendale Center Property in an amount equal to the principal balance of the Glendale Center Loan; provided, however, if such coverage is not available at a maximum cost of $3,000,000 per year, the borrower will be required to obtain the greatest amount of coverage for the Glendale Center Property obtainable at a cost of $3,000,000 per year. See "Risk Factors--Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 801 FIGUEROA TOWER
================================================================================


                                [PHOTO OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 801 FIGUEROA TOWER
================================================================================


                                 [MAP OMITTED]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 801 FIGUEROA TOWER
================================================================================

-------------------------------------------------------      --------------------------------------------------------
                 PROPERTY INFORMATION                                       MORTGAGE LOAN INFORMATION
Number of Mortgaged Real Properties                  1       Originator                                           GCFP
Location (City/State)          Los Angeles, California       Cut-off Date Principal Balance                $77,000,000
Property Type                                   Office       Cut-off Date Principal Balance PSF                $176.58
Size (sf)                                      436,075       Percentage of Initial Mortgage Pool Balance          2.9%
Percentage Leased as of  April 1, 2004           93.9%       Number of Mortgage Loans                                1
Year Built/Renovated                       1991 / 1999       Type of Security                               Fee Simple
Appraisal Value                           $102,500,000       Mortgage Rate                                      5.591%
Underwritten Occupancy                           94.0%       Original Term to Maturity (Months)                     84
Underwritten Revenues                      $13,471,341       Original Amortization Term (Months) IO 17; 360 thereafter
Underwritten Total Expenses                 $5,141,617       Cut-off Date LTV Ratio                             75.12%
Underwritten Net Operating Income (NOI)     $8,329,724       LTV Ratio at Maturity                              69.15%
Underwritten Net Cash Flow (NCF)            $7,757,499       Underwritten DSCR on NOI                             1.57
                                                             Underwritten DSCR on NCF                             1.46
-------------------------------------------------------      --------------------------------------------------------

o THE LOAN. The mortgage loan (the "801 FIGUEROA TOWER LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a Class A office building located in Los Angeles, California (the "801 FIGUEROA TOWER PROPERTY"). The 801 Figueroa Tower Loan represents approximately 2.9% of the initial mortgage pool balance. The 801 Figueroa Tower Loan was originated on April 2, 2004, has a principal balance as of the cut-off date of $77,000,000 and an interest rate of 5.591%. The DSCR and LTV on the 801 Figueroa Tower Loan are 1.46x and 75.12%, respectively. The proceeds of the 801 Figueroa Tower Loan were used to refinance a $55,156,405 first mortgage loan. Mani Brothers, LLC, an affiliate of the borrowers, purchased the 801 Figueroa Tower Property on August 28, 2003, for $101,268,000.

     The 801 Figueroa Tower Loan has an initial and remaining term of 84 months. The 801 Figueroa Tower Loan is interest-only for the first 17 months and amortizes thereafter based on a 360-month amortization schedule, with required principal payments of $441,603.92 beginning November 1, 2005. The scheduled maturity date is May 1, 2011. Voluntary prepayment of the 801 Figueroa Tower Loan is prohibited until March 1, 2011 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from June 1, 2006.

o THE PROPERTY. The 801 Figueroa Tower Property, an approximately 436,075 sf, Class A office building and a three-level, 276-space parking garage, is located in the downtown financial district of Los Angeles, California, within the Figueroa Corridor submarket. The 801 Figueroa Tower Property, constructed in 1991, is located on the southwest corner of the intersection of Figueroa Boulevard and 8th Street. The collateral parking garage provides 272 parking spaces and, pursuant to a license agreement with Maguire/Thomas Partners - 17th & Grand Ltd., an off-site lot provides an additional 177 spaces. The borrowers are required to pay $198,594 per year (adjusted annually) under the parking license.

     As of April 1, 2004, the 801 Figueroa Tower Property was 93.9% leased by 13 tenants. The 801 Figueroa Tower Property's four largest tenants are Squire Sanders & Dempsey (occupies 114,708 sf), Federal/Chubb Insurance (occupies 113,157 sf), Sedgwick, Detert, Moran, and Arnold LLP (occupies 64,684 sf) and AON Insurance Corporation ("AON") (occupies 61,416 sf).

     The lease to AON is scheduled to expire on July 17, 2004, and AON is currently subleasing 100% of its space. The borrowers are attempting to convert these subleases into direct tenant leases. The principals of the borrowers, Simon Mani and Daniel Mani (together, the "801 FIGUEROA TOWER PRINCIPALS"), have entered into a master lease (the "MASTER LEASE") for 50,000 sf of the AON space, pursuant to which they are obligated to pay rent (on a per square foot basis) through 2009. To the extent that the borrowers enter into any new direct lease with a tenant covering a portion of the space demised under the Master Lease (including any existing sublease that becomes a direct lease), the obligations of the 801 Figueroa Tower Principals under the Master Lease will be reduced accordingly, provided that, to the extent any new direct lease is less than the per square foot contract rent under the Master Lease, the Master Lease will be automatically adjusted so that the aggregate contract rent payable under the Master Lease together with all new direct leases (or space otherwise assigned or sublet under the Master Lease) is equal to or greater than the per square foot contract rent originally payable for the entirety of the Master Lease space.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 801 FIGUEROA TOWER
================================================================================

         The following table presents certain information relating to the major tenants at the 801 Figueroa Tower Property:

                                                                       % OF
                                                                       TOTAL        ANNUALIZED
                                                         ANNUALIZED    ANNUALIZED  UNDERWRITTEN
                                                % OF    UNDERWRITTEN   UNDERWRITTEN BASE RENT
            TENANT NAME          TENANT NRSF    NRSF      BASE RENT    BASE RENT     (PER SF)       LEASE EXPIRATION
            -----------          -----------    ----      ---------    ---------     --------       ----------------
    Squire Sanders                 114,708      26.3%     2,886,818        29.8%       25.17            10/4/2007
    Federal/Chubb Insurance        113,157      25.9%     2,792,220        28.8%       24.68            2/29/2008
    AON/Master Lease                50,000      11.5%     1,237,500        12.8%       24.75            2/28/2009
    Sedgwick, Detert, Moran(1)      64,684      14.8%     1,228,996        12.7%       19.00    10/31/2009 & 10/31/2015(2)
    Blue Cross                      22,946       5.3%       413,028         4.3%       18.00      7/16/2009 & 7/19/2009
    RLI Insurance                   13,462       3.1%       309,626         3.2%       23.00            5/31/2010
    TOTAL LARGEST TENANTS          378,957      86.9%     8,868,189        91.6%       23.40
    Remaining Tenants               30,687       7.0%      $818,353         8.4%       26.67
    Vacant Space                    26,431       6.1%
    --------------------------------------------------------------------------------------------
    TOTAL ALL TENANTS              436,075     100.0%     9,686,542       100.0%       22.21

    ---------------------------------------

    (1) In connection with the extension of its lease through October 31, 2015, the tenant received a rent abatement for November 2003 through February 2004 and for November 2004 through February 2005. This rent abatement was taken into account by the payment guaranty delivered by the 801 Figueroa Tower Principals and described below. For the period from November 1, 2003, to October 31, 2008, the tenant receives a rent credit equal to $1.00 psf. This rent credit was taken into account in the determination of the underwritten DSCR. The borrower has the option to buy out the abatement and rent credit at an 8% discount. In addition, in connection with the renewal, the tenant received a $12.50 psf improvement allowance. The improvement allowance was taken into account in the determination of the rollover reserve.

    (2) The tenant has the right to terminate approximately 10,000 sf on the 17th floor effective October 31, 2010 with a termination fee equal to base rent, operating expenses and taxes attributable to the space from November 1, 2010, through June 30, 2011.

    (3) Sedgwick, Detert, Moran has 6,305 sf expiring in 2009; 58,379 sf expiring in 2015.

         The following table presents certain information relating to the lease rollover schedule at the 801 Figueroa Tower Property:

                                                  LEASE EXPIRATION SCHEDULE (1)
    ------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED
                                                                                ANNUALIZED         % OF        UNDERWRITTEN
          YEAR ENDING           EXPIRING          % OF         CUMULATIVE      UNDERWRITTEN       TOTAL          BASE RENT
         DECEMBER 31,             NRSF         TOTAL NRSF     OF TOTAL NRSF     BASE RENT       BASE RENT        (PER SF)
         ------------             ----         ----------     -------------     ---------       ---------        --------
    2004                         3,544            0.8%             0.8%           96,144           1.0%            27.13
    2005                             0            0.0%             0.8%                0           0.0%             0.00
    2006                             0            0.0%             0.8%                0           0.0%             0.00
    2007                       114,708           26.3%            27.1%        2,886,818          29.8%            25.17
    2008                       113,157           25.9%            53.1%        2,792,220          28.8%            24.68
    2009                        96,116           22.0%            75.1%        2,216,163          22.9%            23.06
    2010                        13,462            3.1%            78.2%          309,626           3.2%            23.00
    2011                         6,187            1.4%            79.6%          178,185           1.8%            28.80
    2012                         4,091            0.9%            80.6%           98,184           1.0%            24.00
    2013                             0            0.0%            80.6%                0           0.0%             0.00
    2014 and thereafter         58,379           13.4%            93.9%        1,109,201           0.0%             0.00
    Vacant                      26,431            6.1%           100.0%
    --------------------------------------------------------------------------------------------------------------------------
    Total                      436,075          100.0%                         9,686,542          88.5%            22.21

    ---------------------------------------

    (1) Calculated based on approximate square footage occupied by each tenant.

     o THE BORROWER. The borrowers, DM Crescent, LLC, MB Alameda, LLC, MB 1031, LLC, MB Pier, LLC, MB 801, LLC, and SM Crescent, LLC, each a single member bankruptcy remote limited liability company with an independent director, own the 801 Figueroa Tower Property as tenants-in-common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 801 Figueroa Tower Loan. Each tenant-in-common borrower is 100% indirectly owned by one or both of the 801 Figueroa Tower Principals. The 801 Figueroa Tower Principals own Mani Brothers Real Estate Investments ("MB"). Headquartered in Los Angeles, California, MB owns, renovates, manages, and leases commercial property in the greater Los Angeles area, specifically


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 801 FIGUEROA TOWER
================================================================================


          West Los Angeles, Downtown Los Angeles, Santa Monica, and the Southbay. In total, MB owns 1,350,000 sf of commercial space including 1,110,000 sf of office space, 222,250 sf of industrial space, and 15,300 sf of retail space. The 801 Figueroa Tower Principals jointly and severally guaranteed the non-recourse carveouts of the 801 Figueroa Tower Loan. In addition, the 801 Figueroa Tower Principals jointly and severally provided a payment guaranty of $583,400 (the amount equal to certain rent abatements provided under the lease with Sedgwick, Detert, Moran), which amount is to be reduced by the amount of any payment made under the guaranty, and further reduced to $437,550 on December 1, 2004, to $291,700 on January 1, 2005, to
          $145,850 on February 1, 2005, and to $0 on March 1, 2005.

     o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance and replacement reserves. In addition, from January 1, 2005 through December 31, 2009, the loan documents require a monthly deposit of $50,000 ($600,000 per year) into a rollover reserve account. In the event Federal/Chubb Insurance Company does not notify the borrowers of its intention to renew its lease on or prior to August 29, 2007, the borrowers will be required to post a letter of credit in the amount of $1,400,000 to secure payment of rollover costs related to the space currently leased to that tenant and as additional collateral for the 801 Figueroa Tower Loan. The 801 Figueroa Tower Principals guaranteed the borrowers' obligation to deliver the letter of credit. The borrowers are also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into the rollover reserve. The loan documents also require the borrowers to deposit into a capital expenditure reserve account an amount equal to of one-twelfth of the product obtained by multiplying $0.15 by the aggregate number of rentable square feet at the at 801 Figueroa Tower Property. In addition, at closing the borrowers deposited $441,603.92 into a debt service reserve account. The loan documents provide that the borrowers are required to replenish the funds in this account to the extent any amount is used for the payment of debt service.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a soft lock box until a Cash Management Period (as defined below) after which a hard lock box is required for the remainder of the term of the 801 Figueroa Tower Loan. The loan documents require that all rents received by the borrowers or the property manager be deposited into a lender-controlled account within one Business Day of receipt (as well as any other rents, receipts, or payments related to lease termination or default). All funds from the lender-controlled account are transferred, within one business day of receipt, to an account controlled by the borrowers, unless a "Cash Management Period" is in effect. A "CASH MANAGEMENT PERIOD" will commence if: (i) an event of default under the loan documents has occurred, (ii) as of the last day of any calendar quarter (a "CALCULATION DATE"), the DSCR (based on actual net cash flow and an assumed constant of 10.09%) is less than 0.75x (the "MINIMUM DSCR THRESHOLD"), or (iii) as of any Calculation Date, the aggregate net worth of the 801 Figueroa Tower Principals is less than $10,000,000. A Cash Management Period will end (A) if triggered by clause (i) above, if such event of default has been cured and no other event of default has occurred and is continuing, (B) if triggered by clause (ii) above, if the Minimum DSCR Threshold has been achieved for two consecutive Calculation Dates, or (C) if triggered by clause (iii) above, if the lender determines that the aggregate net worth of the 801 Figueroa Tower Principals has been equal to or greater than $10,000,000 for two consecutive Calculation Dates. From and after the occurrence of a Cash Management Period, the loan documents obligate the borrower to instruct each tenant at the 801 Figueroa Tower Property to pay their rents directly to a lockbox account. During the continuance of a Cash Management Period, funds deposited by the borrowers, the property manager or tenants will be swept on a daily basis into an account controlled by the lender and applied to pay debt service, operating expenses, and any reserves required under the loan documents. In addition, during the continuance of a Cash Management Period, the loan documents permit the lender to retain all available cash after payment of debt service, operating expenses and required reserves as additional cash collateral for the 801 Figueroa Tower Loan.

     o PROPERTY MANAGEMENT. Mani Brothers, LLC, an affiliate of the borrowers, is the property manager for the 801 Figueroa Tower Property. The lender may replace the property manager upon the occurrence and during the continuance of an event of default under the loan agreement, if the property manager is in default under the management agreement, or upon the gross negligence, malfeasance or willful misconduct of the property manager, or if the DSCR at the end of any two consecutive calendar quarters is less than Minimum DSCR Threshold. Mani Brothers, LLC manage all properties owned by MB and its subsidiaries (approximately 1,350,000 sf). The management fee is equal to the greater of 3.0% of gross revenues collected or $15,000 per month.

     o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

     o TERRORISM INSURANCE. The loan documents require the borrowers to maintain terrorism insurance, in an amount equal to 100% of the replacement cost of the 801 Figueroa Tower Property, provided that such coverage is available. The 801 Figueroa Tower Property has


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]

GCCFC 2004-GG1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 801 FIGUEROA TOWER
================================================================================

          terrorism coverage as part of its all-risk property coverage. The loan documents provide that if the insurance premiums for a stand-alone policy covering terrorist acts exceeds the Terrorism Premium Cap (defined below), the borrowers will not be required to pay such premium and the lender may, at its option (1) purchase such stand-alone terrorism policy, and require that the borrowers pay the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the Insurance Premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap. As used herein, "TERRORISM PREMIUM CAP" means an amount which is equal to 150% of the aggregate amount insurance premiums presently being paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Risks Relating to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

[GOLDMAN SACHS LOGO]                                [RBS GREENWICH CAPITAL LOGO]